                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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    14a-6(e)(2))
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                                UGI CORPORATION
                (Name of Registrant as Specified in Its Charter)

                      ____________________________________
                   (Name of Person(s) Filing Proxy Statement
                           if Other Than Registrant)


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LOGO

460 North Gulph Road
King of Prussia, PA 19406
610-337-1000

                                                  December 27, 1996

Dear Shareholder,

  On behalf of our entire Board of Directors, I cordially invite you to attend our Annual Meeting of Shareholders on Tuesday, February 25, 1997. Information about the formal matters to be acted on at the meeting is contained in the accompanying Notice of Meeting and Proxy Statement. We are also enclosing the 1996 Annual Report describing our businesses along with this Proxy Statement. At the meeting, we plan to discuss the results of our operations during fiscal year 1996 and our expectations for the Company in fiscal year 1997.

  We look forward to greeting personally as many of our shareholders as will be able to attend the meeting. Whether or not you expect to attend the meeting, please take a moment now to complete, sign and date the enclosed proxy and return it in the postage-paid envelope we have provided. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy, provided you give written notice of the revocation of your proxy to the Corporate Secretary.

                                                    Sincerely,

                                                    /s/ Lon R. Greenberg

                                                    Lon R. Greenberg
                                                    Chairman of the Board

                                UGI CORPORATION
                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS

-------------------------------------------------------------------------------
                                DATE AND TIME:

              Tuesday, February 25, 1997, 10:00 A.M. (Local Time)

-------------------------------------------------------------------------------
                                    PLACE:

                          Sheraton Valley Forge Hotel
                                Grand Ballroom
                       North Gulph Road and First Avenue
                      King of Prussia, Pennsylvania 19406

-------------------------------------------------------------------------------
                                    AGENDA:

1. Election of nine directors to serve until the next annual meeting of shareholders.

2. Approval of the Company's Directors' Equity Compensation Plan.

3. Approval of the Company's 1997 Stock Option and Dividend Equivalent Plan.

4. Ratification of the appointment of Coopers & Lybrand L.L.P. as independent certified public accountants for fiscal year 1997.

5. Transaction of such other business as may properly come before the meeting.

-------------------------------------------------------------------------------

                                          BARTON D. WHITMAN
                                          Corporate Secretary

                                UGI CORPORATION
                             460 North Gulph Road
                           King of Prussia, PA 19406

--------------------------------------------------------------------------------

                                PROXY STATEMENT

--------------------------------------------------------------------------------

                                                              December 27, 1996

ANNUAL MEETING INFORMATION

  The Annual Meeting of Shareholders of UGI Corporation ("UGI" or the "Company") will be held on February 25, 1997. At the meeting, you will be asked to consider the election of directors, the approval of the Directors' Equity Compensation Plan, the approval of the 1997 Stock Option and Dividend Equivalent Plan, and the appointment of independent certified public accountants for the Company. This proxy statement, prepared under the direction of the Company's Board of Directors as a basis for soliciting your proxy for use at the meeting, is being mailed to shareholders on or about December 27, 1996.

VOTING RIGHTS

  Only holders of the Company's Common Stock, without par value ("Common Stock"), at the close of business on December 13, 1996 will be entitled to vote at the meeting. As of December 13, 1996, there were outstanding 33,128,109 shares of the Company's Common Stock. Each holder of shares of the Company's Common Stock is entitled to one vote per share on all matters to be voted on at the meeting. Votes cast by proxy or in person at the meeting will be counted by the transfer agent for the Company, ChaseMellon Shareholder Services, Inc. (acting through its representatives).

  The director nominees are to be elected by a plurality of the votes cast at the meeting. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast at the meeting to be approved. Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Pennsylvania law. Shares held by brokers in street name and for which the beneficial owners' discretion has been withheld ("broker non-votes") are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Pennsylvania law and will not affect the outcome of a matter to be voted upon.

USE AND REVOCATION OF PROXIES

  Each properly executed proxy received in time for the meeting will be voted in accordance with the choices marked on it. If you sign your proxy but do not mark your choices, your proxy will be voted for the persons nominated for election as directors, in favor of approval of the Directors' Equity Compensation Plan, in favor of approval of the 1997 Stock Option and Dividend Equivalent Plan, and in favor of ratification of the appointment of Coopers & Lybrand L.L.P. as independent certified public accountants for fiscal year 1997. If you wish to revoke your proxy, you may do so by giving written notice of revocation to Mr. Barton D. Whitman, Corporate Secretary, UGI Corporation, 460 North Gulph Road, King of Prussia, Pennsylvania 19406, before your proxy is voted.

SOLICITATION OF PROXIES

  Proxies are being solicited by mail from all holders of record of the Company's Common Stock. In addition to the solicitation by mail, certain directors, officers and regular employees of the Company and its subsidiaries, without additional compensation, may solicit proxies personally or by telephone or facsimile. The Company has also engaged Corporate Investor Communications, Inc. to solicit proxies for the Company for a fee of $8,000 plus expenses. Banks, brokerage firms and other institutions, nominees, custodians and fiduciaries will, upon request, be reimbursed by the Company for reasonable expenses incurred in sending proxy materials to beneficial owners of the Company's Common Stock.

SHAREHOLDER PROPOSALS

  Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings in accordance with regulations adopted by the United States Securities and Exchange Commission ("SEC"). For such proposals to be considered for inclusion in the Company's proxy statement and form of proxy for next year's annual meeting, they must be received by the Company not later than August 28, 1997. Proposals should be directed to the attention of the Corporate Secretary.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The table below sets forth as of November 1, 1996, the beneficial ownership of UGI Common Stock by each director and each of the Named Executives (as defined under the heading "Executive Compensation"), as well as by the directors and all of the Company's executive officers as a group.

  AmeriGas Propane, Inc. ("AmeriGas Propane"), a subsidiary of the Company, is the General Partner of AmeriGas Partners, L.P. The table below also sets forth as of November 1, 1996, the beneficial ownership of AmeriGas Partners, L.P. Common Units by each director and each of the Named Executives, as well as by the directors and all of the Company's executive officers as a group.


                           TABLE OF EQUITY OWNERSHIP
                      OF DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------------------
          TITLE OF              NAME OF BENEFICIAL          AMOUNT AND NATURE OF    PERCENT
           CLASS                       OWNER             BENEFICIAL OWNERSHIP(1)(2) OF CLASS
--------------------------------------------------------------------------------------------
  UGI Corporation          James W. Stratton                        6,275              *
                           Robert C. Forney                         8,675              *
                           David I. J. Wang                        19,275              *
                           Richard C. Gozon                        11,275              *
                           Cyrus H. Holley                          6,275              *
                           Quentin I. Smith, Jr.                    7,275              *
                           Stephen D. Ban                           8,311(3)           *
                           Anne Pol                                 3,324              *
                           Lon R. Greenberg                       147,677(4)           *
                           Richard L. Bunn                        137,100(5)           *
                           Robert C. Mauch                        120,714              *
                           George W. Westerman                    129,862(6)           *
                           Charles L. Ladner                      124,086(7)           *
                           Michael J. Cuzzolina                    39,324              *
                           Directors and executive
                           officers as a group (16
                           persons including those
                           listed above)                          789,498            2.38%
  AmeriGas Partners, L.P.  James W. Stratton                        1,000              *
   Common Units            Robert C. Forney                         1,600              *
                           David I. J. Wang                         5,000              *
                           Cyrus H. Holley                          1,000              *
                           Lon R. Greenberg                         1,500(8)           *
                           Robert C. Mauch                          1,500              *
                           George W. Westerman                      1,000              *
                           Charles L. Ladner                        1,000              *
                           Directors and executive
                           officers as a group (16
                           persons including those
                           listed above)                           13,600              *

 * Less than 1 percent.

(1) The number of shares of UGI Common Stock subject to stock options exercisable through January 2, 1997, which number is included in the number of shares shown as beneficially owned, is as follows: Mr. Stratton, 5,000 shares; Dr. Forney, 4,000 shares; Mr. Wang, 5,000 shares; Mr. Gozon, 5,000 shares;

    Mr. Holley, 5,000 shares; Mr. Smith, 5,000 shares; Dr. Ban, 3,800 shares; Mrs. Pol, 2,124 shares; Mr. Greenberg, 122,778 shares; Mr. Bunn, 87,500 shares; Mr. Mauch, 87,500 shares; Mr. Westerman, 87,500 shares; Mr. Ladner, 87,500 shares; Mr. Cuzzolina, 30,000 shares; and all directors and executive officers as a group, 553,368 shares.
(2) The nature of beneficial ownership, other than the number of shares subject to options exercisable through January 2, 1997, is sole voting and dispositive power, except as noted below.
(3) Shares are held jointly with Dr. Ban's spouse.
(4) Includes 22,759 shares held jointly with Mr. Greenberg's spouse.
(5) Includes 45,902 shares held jointly with Mr. Bunn's spouse and 2,000 shares held directly by his spouse.
(6) Includes 25,804 shares held jointly with Mr. Westerman's spouse, 4,000 shares held jointly with his children and 306 shares held directly by his spouse.
(7) Shares are held jointly with Mr. Ladner's spouse.
(8) Units are held in Mr. Greenberg's name as custodian for his children.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information regarding each person known by the Company to have been the beneficial owner of more than 5% of the Company's Common Stock. The ownership information shown below is based on information received from Technimetrics, Inc. reporting a Form 13F filed with the U. S. Securities and Exchange Commission in September, 1996 by Sasco Capital, Inc.


                           TABLE OF EQUITY OWNERSHIP
                         OF CERTAIN BENEFICIAL OWNERS

--------------------------------------------------------------------------------------
        TITLE OF              NAME AND ADDRESS OF      AMOUNT AND NATURE OF PERCENT OF
         CLASS                 BENEFICIAL OWNER        BENEFICIAL OWNERSHIP  CLASS(1)
--------------------------------------------------------------------------------------
      Common Stock       Sasco Capital, Inc.                2,635,000         7.95%
                         Ten Sasco Hill Road
                         Fairfield, CT 06430

(1) Based on 33,136,225 shares of the Company's Common Stock issued and outstanding at September 30, 1996.

--------------------------------------------------------------------------------
                        ITEM 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

  You will be asked at the meeting to elect a nine-member Board of Directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Should any nominee be unavailable for election, proxies will be voted for another person nominated by the Board of Directors or the size of the Board will be reduced.

  Nine of the ten members of the Board of Directors elected at last year's annual meeting are standing for election this year. As previously announced, James A. Sutton retired as a Director and Chairman of the Board on July 31, 1996.

  The following table names each nominee and gives information concerning his or her principal occupation for the past five years and the year of his or her election to the Board of Directors.


                                   NOMINEES

---------------------------------------------------------------------------------------
                                                                                 UGI
                                         PRINCIPAL OCCUPATION                  DIRECTOR
        NAME AND AGE                  AND OTHER DIRECTORSHIPS(1)                SINCE
---------------------------------------------------------------------------------------
  James W. Stratton      President of Stratton Management Company (investment    1979
        (60)             advisory and financial consulting firm); Chairman
                         and Chief Executive Officer of FinDaTex (financial
                         services firm). Director: AmeriGas Propane, Inc.;
                         Stratton Growth Fund; Stratton Monthly Dividend
                         Shares, Inc.; Stratton Small-Cap Yield Fund; Alco
                         Standard Corporation; Teleflex, Inc.
  Robert C. Forney       Retired; formerly Executive Vice President (1981 to     1988
        (69)             1989) and Director (1979 to 1989) of E. I. duPont de
                         Nemours & Co., Inc. (chemicals and petroleum
                         products). Director: AmeriGas Propane, Inc.;
                         Wilmington Trust Corporation; Wilmington Trust
                         Company; Wilmington Trust of Pennsylvania.
  David I. J. Wang       Retired; formerly Executive Vice President--Timber      1988
        (64)             and Specialty Products and a Director of Interna-
                         tional Paper Company (1987 to 1991). Director:
                         AmeriGas Propane, Inc.; Weirton Steel Corp.
  Richard C. Gozon       Executive Vice President of Weyerhaeuser Company        1989
        (58)             (pulp, paper and packaging) (since 1994); formerly
                         Director (1984 to 1993), President and Chief Operat-
                         ing Officer of Alco Standard Corporation (provider
                         of paper and office products) (1988 to 1993); Execu-
                         tive Vice President and Chief Operating Officer
                         (1987); Vice President (1982 to 1988); President
                         (1979 to 1987) of Paper Corporation of America. Di-
                         rector: AmeriSource Health Corporation; Triumph
                         Group, Inc.
  Cyrus H. Holley        President and sole owner of Management Consulting       1990
        (60)             Services (business and educational resource and man-
                         agement consulting firm) (1992 to present); Chief
                         Executive and Owner of Oakmont Enterprises, Inc.
                         (business investment and venture capital firm) (1994
                         to present); formerly Executive Vice President and
                         Director (1985 to 1992) and Chief Operating Officer
                         (1985 to 1990) of Engelhard Corporation (maker of
                         mineral, chemical and metal performance products).
                         Director: Atlantic Energy, Inc.; Kerns Oil & Gas,
                         Inc.
  Quentin I. Smith, Jr.  Retired; formerly Chairman and Chief Executive Offi-    1990
        (69)             cer of Towers Perrin (management consulting servic-
                         es). Director: Omnicom Group Inc.; The Guardian Life
                         Insurance Company of America.

                                   NOMINEES

------------------------------------------------------------------------------------
                                                                              UGI
                                      PRINCIPAL OCCUPATION                  DIRECTOR
        NAME AND AGE               AND OTHER DIRECTORSHIPS(1)                SINCE
------------------------------------------------------------------------------------
  Stephen D. Ban      President and Chief Executive Officer of Gas Re-        1991
        (56)          search Institute (gas industry research and develop-
                      ment) (since 1987); formerly Executive Vice Presi-
                      dent of Gas Research Institute (1986); formerly Vice
                      President, Research and Development, Bituminous Ma-
                      terials, Inc. (1981). Director: Energen Corporation.
  Anne Pol            Vice President, Thermo Electron Corporation (envi-      1993
        (49)          ronmental technology products and services) (since
                      April 1996); formerly President, Pitney Bowes Ship-
                      ping and Weighing Systems Division, a business unit
                      of Pitney Bowes Inc. (mailing and related business
                      equipment) (1993 to 1996); formerly Vice President,
                      New Product Programs in the Mailing Systems Division
                      of Pitney Bowes Inc. (1991 to 1993); Vice President,
                      Manufacturing Operations in the Mailing Systems Di-
                      vision of Pitney Bowes Inc. (1990 to 1991).
  Lon R. Greenberg    Chairman of the Board of Directors (since August        1994
        (46)          1996); Chief Executive Officer (since August 1995)
                      and President of the Company (since 1994); formerly
                      Vice Chairman of the Board (1995 to 1996), Senior
                      Vice President--Legal and Corporate Development
                      (1989 to 1994). Director: AmeriGas Propane, Inc.;
                      Mellon PSFS Advisory Board.

(1) All of the nominees also serve as directors of UGI Utilities, Inc., a wholly owned subsidiary of the Company.

                    BOARD COMMITTEES AND MEETING ATTENDANCE

  The Board of Directors has six standing committees: the Audit Committee, the Compensation and Management Development Committee, the Executive/Nominating Committee, the Pension Committee, the Planning and Finance Committee, and the Public Affairs Committee. Membership of each Committee as of the record date of December 13, 1996, is shown in the following table:


               COMMITTEES OF THE BOARD AND COMMITTEE MEMBERSHIP

---------------------------------------------------------------------------------------------------
                  COMPENSATION
                      AND
                   MANAGEMENT      EXECUTIVE/                       PLANNING AND
     AUDIT        DEVELOPMENT      NOMINATING         PENSION          FINANCE      PUBLIC AFFAIRS
---------------------------------------------------------------------------------------------------
  R. C. Gozon,  R. C. Forney,    J. W. Stratton, Q. I. Smith, Jr., D. I. J. Wang,  C. H. Holley,
  Chairman      Chairman         Chairman        Chairman          Chairman        Chairman
  S. D. Ban     R. C. Gozon      R. C. Forney    R. C. Forney      L. R. Greenberg S. D. Ban
  C. H. Holley  Q. I. Smith, Jr. L. R. Greenberg R. C. Gozon       C. H. Holley    A. Pol
  A. Pol        D. I. J. Wang    D. I. J. Wang          --         J. W. Stratton  Q. I. Smith, Jr.

  Set forth below is a description of the duties of each of the Committees:

  The Audit Committee examines the activities of the Company's independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures. The Committee reviews the Company's accounting policies and the objectivity of its financial reporting. The Committee annually considers the qualifications of the Company's independent auditors and the scope of their audit and makes recommendations to the Board as to their selection. The Committee receives reports from the internal auditors and reviews the scope of the internal audit program. During fiscal year 1996, the Committee met twice.

  The Compensation and Management Development Committee establishes executive compensation policy and approves and recommends to the Board compensation plans for executive officers of the Company and the salaries to be paid to certain of those officers. The Committee also reviews the Company's management development and succession planning policies. The Committee approves the awards and payments to be made to employees of the Company and its subsidiaries under its long-term compensation plans. It also makes recommendations to the Board of Directors concerning outside director compensation. During fiscal year 1996, the Committee met three times.

  The Executive/Nominating Committee has the full power of the Board between meetings of the Board, with specified limitations relating to major corporate matters. The Committee also reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter. The Committee considers as nominees qualified persons recommended by directors, management and shareholders. Written recommendations should be delivered to the Corporate Secretary, UGI Corporation, P.O. Box 858, Valley Forge, Pennsylvania 19482. The Company's bylaws do not permit shareholders to nominate candidates from the floor at the annual meeting without 45 days' prior notification to the Corporate Secretary. Any such notification would have to include certain information detailed in the Company's bylaws. Shareholders who wish to nominate a candidate from the floor at an annual meeting should contact the Corporate Secretary. During fiscal year 1996, the Committee met once.

  The Pension Committee reviews pension and certain other employee benefit plans for the Company and its subsidiaries. During fiscal year 1996, the Committee met twice.

  The Planning and Finance Committee reviews the overall business and financial planning of the Company and its capital expenditures and operating budgets. The Committee met once in fiscal year 1996.

  The Public Affairs Committee monitors significant public issues affecting the Company and reviews the Company's charitable contributions, community affairs programs and its policies and practices which are responsive to governmental and regulatory requirements. The Committee met once during fiscal year 1996.

  Actions taken by any of the foregoing committees are reported to the Board at its next regular meeting.

  Board Meetings. Ten meetings of the Company's Board of Directors were held during the 1996 fiscal year. All of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and Committees of the Board on which they served.

                   REPORT OF THE COMPENSATION AND MANAGEMENT
                DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS

  Executive Compensation Program. One of the roles of the Committee is to establish and oversee the Company's executive compensation policies and programs and to recommend to the Board of Directors compensation for executive officers of the Company and the salaries to be paid to certain of those officers. In carrying out this role, we believe it is important to align executive compensation with Company values and objectives, business strategies, management initiatives, business financial performance and enhanced shareholder value.

  Our Committee is comprised of independent outside directors, none of whom is or was an officer or employee of the Company or its subsidiaries. Periodically we solicit and receive recommendations and advice from independent third party compensation consultants. Towers Perrin has acted in this capacity since 1986. Compensation for chief executive officers of subsidiary companies is determined by the respective subsidiary Board of Directors under the same process described herein.

  Our executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of those abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation should be tied directly to the performance of the business and be aligned with benefits realized by the Company's shareholders.

  Compensation for Company executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary and
(ii) annual bonus opportunity under the Company's Annual Bonus Plan. Equity based opportunities are provided on a long-term basis under the Company's 1992 Stock Option and Dividend Equivalent Plan (through 1996), and, subject to approval by shareholders, a new 1997 Stock Option and Dividend Equivalent Plan.

  The Committee determines base salary ranges for executive officers based upon competitive pay practices in the businesses and industries in which the Company and its subsidiaries compete. The base salary ranges for all executive officers were set at the 50th percentile of the survey companies. For 1996, as has been the practice in the past, the Committee reviewed a comparison of base salary ranges for executive officers with published survey results in Towers Perrin's Executive Compensation Survey of 507 national non-utility, non-financial companies, the American Gas Association's Executive Compensation Survey of 93 utility companies, and Edison Electric Institute's Executive Compensation Survey of 98 utility companies. This comparison was weighted to reflect the Company's approximate business mix of general industry and utility.

  Annually, the Committee recommends to the Board of Directors changes in actual salaries based on judgments of past performance, expanded job duties, scope and responsibilities (if any), and expected future contributions of each executive officer. The most recent past performance is the prime determinant.

  The Committee also oversees the Company's Annual Bonus Plan for executive officers. We establish challenging annual objectives based on business prospects. For Mr. Greenberg, Mr. Ladner and Mr. Westerman, the sole objective is achieving financial performance for the Company. Mr. Bunn is covered under the UGI Utilities, Inc. Annual Bonus Plan, and prior to his retirement, Mr. Mauch was covered under the AmeriGas Partners, L.P. Annual Bonus Plan. For each, the sole objective is achieving the financial performance goal for his respective company. For Mr. Cuzzolina, the bonus opportunity is based on achieving both the current financial performance objective and individual strategic and operating objectives related to longer term earnings, with greater weight (75%) given to the current financial performance objective.

  Following the end of each fiscal year, after completion of the audit of the Company's financial statements, the Committee reviews business results and individual performance of each executive officer and determines and recommends to the Board of Directors cash bonus payments under the terms of the Annual Bonus Plan. The financial objective for 1996 for UGI Corporation executives was based on the weighted achievement of financial performance goals by each of UGI Utilities, Inc. and AmeriGas Partners, L.P. ("AmeriGas Partners"). Weighting is based on the Company's business mix. For executives whose sole objective is achieving a financial performance goal, bonus payments are subject to a maximum 15% adjustment of the target bonus based on the individual's contribution having a significant impact on corporate performance. In addition, for all participants, the financial performance factor is subject to a maximum 10% adjustment based on the positive or negative contribution from UGI Corporation (other than utility and propane business performance) on overall Company financial performance. During fiscal year 1996, the financial objective for UGI Utilities, Inc. was earnings applicable to common stock. For AmeriGas Partners, the financial objective was profitability based on cash flow derived from the business, adjusted for real volume growth, net customer gains or losses, and return on assets. 1996 bonus awards reflect the financial performance of UGI Utilities, Inc., which exceeded its goal, and the overall Company performance. The awards also reflect the fact that AmeriGas Partners did not achieve its financial performance goal.

  Periodically the Committee reviews the overall competitiveness of the Annual Bonus Plan with its compensation consultant. For 1996 using the published survey sources and methodology previously identified, the Annual Bonus Plan target bonus opportunity for each executive remained at the 75th percentile of the survey companies. The 75th percentile level was determined to be appropriate in light of the Committee's view that the annual bonus opportunities should have a high reward potential to recognize the difficulty of achieving the annual goals, and the significant positive corporate impact of doing so.

  The Company's long-term equity based 1992 Stock Option and Dividend Equivalent Plan (the "1992 SODEP"), which was approved by the Company's shareholders in May of 1992, will end this year. In its place, a new 1997 Stock Option and Dividend Equivalent Plan (the "1997 SODEP") has been approved by this Committee and the Board of Directors and is being submitted for approval by shareholders at the 1997 Annual Meeting. The Committee oversees these Plans for executives. The 1992 SODEP consists of non-qualified stock option grants, with an opportunity to earn during a five-year performance period an amount equivalent to or greater than the dividends paid on the shares covered by options. Payment of dividend equivalents is subject to a comparison of the total return realizable on a share of the Company's Common Stock with the total return achieved by each member of a group of comparable peer companies over the 1992 SODEP's five-year performance period. (A list of the comparable peer companies appears under the heading "Corporate Performance" following this report.) No payment of dividend equivalents will be made when the current five-year performance period ends on December 31, 1996.

  The 1997 Stock Option and Dividend Equivalent Plan being recommended is similar to the 1992 SODEP. Payment of dividend equivalents will be based on the Company's total shareholder return relative to a new group of peer companies over a three-year performance period rather than a five-year performance period. The peer group for the 1997 SODEP will be the S&P Utility Index, modified by eliminating all telecommunication companies. The new peer group consists of thirty-nine companies, which is a larger group than the previous peer group. A summary of the proposed 1997 SODEP is included in this Proxy Statement.

  The Committee believes that a shareholder's investment in the Company and the long-term return on the investment can be judged on a relative basis against comparable investment opportunities and that it is, in turn, appropriate to relate this judgment to an executive's long-term compensation. The Committee believes that grants made under these Plans will focus executives on increasing shareholder value. Stock option awards were determined utilizing Towers Perrin's Long-Term

Incentive Plan Survey comprised of 270 national companies and competitive award levels recommended to the Committee by Towers Perrin. The awards were valued by the Black-Scholes model.

  Fiscal Year 1996 CEO Compensation. The compensation for Mr. Greenberg recommended to the Board of Directors by the Committee was based upon a number of factors and criteria. These include the procedure for determining base salary ranges and actual salaries within ranges described earlier in this report, as well as a review and evaluation of the Company's financial performance.

  Base Salary. The Committee set Mr. Greenberg's base salary at the same level set for fiscal year 1995. The Committee's determination was based on the Company's overall performance in 1995 and on Mr. Greenberg's relatively short tenure in his position. Mr. Greenberg is not separately compensated for his responsibilities as interim Chief Executive Officer of AmeriGas Propane, Inc.

  Annual Bonus. Mr. Greenberg's annual bonus award was based on achievement of one of the predetermined financial goals and recognition by the Committee of the contribution to overall corporate performance made by UGI Enterprises, Inc., one of the Company's newest subsidiaries and the significant reduction in corporate overhead achieved during the year. The portion of Mr. Greenberg's bonus target attributable to AmeriGas Partners' performance was not paid.

  Long-Term Incentive. No awards were made to Mr. Greenberg during fiscal year 1996 under the 1992 SODEP. Previously, Mr. Greenberg was awarded 143,959 non-qualified stock options (each with a corresponding dividend equivalent), under the 1992 SODEP. Mr. Greenberg is currently vested in 105,278 of these options. All grants made under the 1992 SODEP are based on competitive award levels. The purchase price of each option is $20.125, which was the fair market value of a share of the Company's Common Stock at the beginning of the 1992 SODEP's five-year performance period. As previously stated, no payout of dividend equivalents will be made when the 1992 SODEP's five-year performance period ends on December 31, 1996.

  Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders. Most awards under the 1992 Stock Option and Dividend Equivalent Plan are not subject to the deductibility cap. At this time, the Committee is not recommending that any of the Company's existing executive compensation plans be amended to meet the requirements of Section 162(m) for exclusion from the deductibility cap, given the relatively small amounts, if any, that might exceed the cap. The 1997 Stock Option and Dividend Equivalent Plan has been designed to meet the requirements of Section 162(m) with respect to stock option and dividend equivalent awards, and is being submitted to the Company's shareholders for approval.

               Compensation and Management Development Committee

                                 Robert C. Forney, Chairman
                                 Richard C. Gozon
                                 Quentin I. Smith, Jr.
                                 David I.J. Wang

                             CORPORATE PERFORMANCE

  The line graph shown below illustrates a five-year comparison of the cumulative total shareholder return on the Common Stock of the Company with the cumulative total return on the S&P 500 Index and a peer index of natural gas distributors (the "1992 SODEP Peer Index"*) during the five years ended September 30, 1996. The annualized returns reflected in the graph for the Company, the S&P 500 Index and the SODEP Peer Index were 9.90%, 15.23% and 11.66%, respectively.

          ----------------------------------------------------------
             Comparison of Five-Year Cumulative Total Shareholder
             Return Among UGI Corporation, 1992 SODEP Peer Index
                              and S&P 500 Index
          ----------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                              1991   1992   1993   1994   1995   1996
    ------------------------------------------------------------------
      UGI                    100.00 111.47 136.85 112.18 132.04 160.33
    ------------------------------------------------------------------
      1992 SODEP Peer Index  100.00 120.15 147.39 130.03 144.07 173.54
    ------------------------------------------------------------------
      S&P 500                100.00 111.05 125.49 130.12 168.81 203.13


                Assumes that the value of the investment in UGI
                Common Stock and each index was $100 on
                September 30, 1991 and that all dividends were
                reinvested.
--------
* The 1992 SODEP Peer Index includes AGL Resources, Inc., Atmos Energy Corporation, Bay State Gas Company, The Brooklyn Union Gas Company, Cascade Natural Gas Corporation, Colonial Gas Company, Connecticut Energy Corporation, Connecticut Natural Gas Corporation, Energen Corporation, Indiana Energy, Inc., Laclede Gas Company, National Fuel Gas Company, New Jersey Resources Corporation, Northwest Natural Gas Company, Peoples Energy Corporation, Piedmont Natural Gas Company, Inc., Public Service Company of North Carolina, Inc., Providence Energy Corporation, South Jersey Industries, Inc., United Cities Gas Company, Washington Energy Company and Washington Gas Light Company.

  The line graph shown below includes five-year cumulative total shareholder return data for the utility companies in the new peer group for the 1997 SODEP**. The annualized returns reflected in the graph for the Company, the S&P 500 Index, the 1992 SODEP Peer Index and the 1997 SODEP Peer Index were 9.90%, 15.23%, 11.66% and 8.92%, respectively.

          ----------------------------------------------------------
             Comparison of Five-Year Cumulative Total Shareholder
             Return Among UGI Corporation, 1992 SODEP Peer Index
                      S&P 500 and 1997 SODEP Peer Index
          ----------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                              1991   1992   1993   1994   1995   1996
    ------------------------------------------------------------------
      UGI                    100.00 111.47 136.85 112.18 132.04 160.33
    ------------------------------------------------------------------
      1992 SODEP Peer Index  100.00 120.15 147.39 130.03 144.07 173.54
    ------------------------------------------------------------------
      S&P 500                100.00 111.05 125.49 130.12 168.81 203.13
    ------------------------------------------------------------------
      1997 SODEP Peer Index  100.00 113.78 139.31 112.77 141.86 153.33



     Assumes that the value of the investment in UGI Common
     Stock and each index was $100 on September 30, 1991 and that all dividends were reinvested.

  The cumulative total shareholder return illustrated above is calculated in accordance with applicable regulations of the SEC. The calculation of "total return" provided for in the proposed 1997 Stock Option and Dividend Equivalent Plan is somewhat different. See "Item 3--Approval of Proposed UGI Corporation 1997 Stock Option and Dividend Equivalent Plan."
--------
** The new 1997 SODEP Peer Index includes American Electric Power Company,
   Inc., Baltimore Gas & Electric Company, Carolina Power & Light Company, Central & South West Corporation, Cinergy Corporation, Coastal Corporation, Columbia Gas System, Inc., Consolidated Edison Co. of N.Y., Inc., Consolidated Natural Gas Company, Dominion Resources, Inc., DTE Energy Company, Duke Power Company, Eastern Enterprises, Edison International, Enron Corporation, Entergy Corporation, FPL Group, Inc., GPU, Inc., Houston Industries, Inc., Niagara Mohawk Power Corporation, NICOR, Inc., Noram Energy Corporation, Northern States Power Company, Ohio Edison Company, ONEOK, Inc., Pacific Enterprises, Pacific Gas & Electric Company, Pacificorp, PanEnergy Corp., PECO Energy Company, Peoples Energy Corporation, PP&L Resources, Inc., Public Service Enterprise Group, Inc., Sonat, Inc., Southern Company, Texas Utilities Company, Unicom Corporation, Union Electric Company and The Williams Companies, Inc.

                           COMPENSATION OF DIRECTORS

  The following table shows information concerning director compensation for fiscal year 1996:

                         DIRECTORS' COMPENSATION(1)(2)

                                            CASH COMPONENT EQUITY COMPONENT
     ----------------------------------------------------------------------
       Annual Retainer                         $18,500       72 shares(3)
       Annual Option Grant                         --      1,000 options(4)
       Annual Retainer for Committee Chair     $ 2,500            --
       Annual Retainer for Executive/
        Nominating Committee member            $ 1,500            --
       Board Attendance Fee (per meeting)      $   850            --
       Committee Attendance Fee
        (per meeting)                          $   700            --

     (1) No director who is an officer or employee of the Company or its subsidiaries is compensated for service on the Board or on any Committee. Directors may elect to defer, until the later of termination of services as a director or attainment of the age of 70, the receipt of all or a part of retainers and fees payable to them for services as a director. No director has elected this deferral option.
     (2) In addition, each director accrued benefits under the Retirement Plan for Outside Directors described below.
     (3) $1,500 of the Annual Retainer of $20,000 was paid in shares of the Company's Common Stock pursuant to the 1992 Directors' Stock Plan described below. The fractional portion of a share was paid in cash. On February 8, 1996, directors received shares having a fair market value of $20.75 per share.
     (4) Options were granted on February 27, 1996 pursuant to the 1992 Directors' Stock Plan described below. Each option has an exercise price of $22.25.

  During 1996, the Company engaged the services of Towers Perrin, its compensation consultant, to conduct a review of the Company's compensation program for outside directors. Following its review, Towers Perrin made recommendations to management and the Compensation and Management Development Committee of the Board. After evaluating these recommendations, the Committee and the Board of Directors approved a new program, which includes the proposed UGI Corporation Directors' Equity Compensation Plan (the "Directors' 1997 Plan"). If approved by the shareholders, the Directors' 1997 Plan will take the place of the UGI Corporation 1992 Directors' Stock Plan (the "Directors' 1992 Plan") and the UGI Corporation Retirement Plan for Outside Directors. The full text of the Directors' 1997 Plan is included as Annex A to this Proxy Statement. The plan is summarized under the caption "Directors' 1997 Plan Summary."

  UGI Corporation 1992 Directors' Stock Plan. Under the Directors' 1992 Plan, each non-employee director was entitled to receive an option to purchase 1,000 shares of the Company's Common Stock each year during the period 1992 through 1996 upon annual election to the Board of Directors. In addition, that portion of the annual retainer payable to a non-employee director prior to January 1, 1997 in excess of $18,500, was paid in shares of the Company's Common Stock in lieu of cash.

  Retirement Plan for Outside Directors. The Company has a Retirement Plan for Outside Directors (the "Directors' Retirement Plan") which provides for payment of retirement benefits to members of the Board of Directors who are neither employed by, nor entitled to pension benefits from, the Company or its affiliates as a result of any employment period and who have satisfied applicable age and service criteria or have become disabled. Benefits are payable under the Directors' Retirement Plan in the event of a change in control of the Company. The annual benefit payable under the Directors' Retirement Plan to any particular director is equal to the annual Board retainer on the date of that director's retirement, exclusive of retainers for service on Committees. In general, benefits under the Directors' Retirement Plan continue during the former director's lifetime until the number of quarterly payments made equals the number of calendar quarters of service as a director. The Directors' Retirement Plan provides a lump sum payment option and a spousal benefit option. Subject to shareholder approval of the Directors' 1997 Plan, the Company will terminate the Retirement Plan for Outside Directors effective December 31, 1996.

  If the Directors' Equity Compensation Plan is approved by the shareholders, amounts accrued under the Retirement Plan for Outside Directors through December 31, 1996 will be converted into deferred stock units under the Directors' 1997 Plan.

                      COMPENSATION OF EXECUTIVE OFFICERS

  Summary of Compensation. The following table shows information concerning the annual and long-term compensation earned during the last three fiscal years by the Company's Chief Executive Officer ("CEO"), and each of the five other most highly compensated executive officers, including Mr. Mauch who retired effective September 1, 1996 (collectively referred to as the "Named Executives").


                          SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                 ----------------
                   ANNUAL COMPENSATION                           AWARDS   PAYOUTS
----------------------------------------------------------------------------------------------
                                                               SECURITIES
                                                        OTHER    UNDER-
                                                       ANNUAL    LYING
                                                       COMPEN-  OPTIONS/   LTIP    ALL OTHER
                                      SALARY   BONUS   SATION     SARS    PAYOUTS COMPENSATION
  NAME AND PRINCIPAL POSITION   YEAR   ($)     ($)(1)  ($)(2)    (#)(3)     ($)    ($)(4)(5)
----------------------------------------------------------------------------------------------
  Lon R. Greenberg              1996 $465,000 $122,760 $ 7,359        0     $ 0     $ 10,462
   Chairman, President and      1995 $381,923 $      0 $ 7,365   14,167     $ 0     $ 11,439
   Chief Executive Officer,     1994 $255,402 $126,463 $ 1,281   42,292     $ 0     $  2,891
   UGI Corporation
----------------------------------------------------------------------------------------------

  Richard L. Bunn               1996 $305,900 $137,655 $ 5,855        0     $ 0     $ 10,579
   President and Chief          1995 $305,900 $164,268 $ 6,684        0     $ 0     $  9,732
   Executive Officer,           1994 $305,900 $126,643 $ 3,906        0     $ 0     $  3,441
   UGI Utilities, Inc.
----------------------------------------------------------------------------------------------

  Robert C. Mauch               1996 $346,481 $163,350 $62,133        0     $ 0     $876,131
   President and Chief          1995 $323,462 $ 32,076 $ 8,707        0     $ 0     $ 56,203
   Executive Officer,           1994 $307,992 $191,608 $ 2,426        0     $ 0     $ 23,780
   AmeriGas Propane,
   Inc.
----------------------------------------------------------------------------------------------

  George W. Westerman           1996 $250,000 $ 65,250 $ 7,789        0     $ 0     $  6,498
   Senior Vice President--      1995 $250,000 $ 38,813 $ 7,144        0     $ 0     $  8,313
   Administration,              1994 $242,546 $119,467 $ 1,143        0     $ 0     $  2,679
   UGI Corporation
----------------------------------------------------------------------------------------------

  Charles L. Ladner             1996 $245,000 $ 52,920 $ 8,881        0     $ 0     $  6,480
   Senior Vice                  1995 $245,000 $ 42,998 $ 8,851        0     $ 0     $  8,219
   President--Finance,          1994 $237,860 $120,311 $ 2,064        0     $ 0     $  2,627
   UGI Corporation
----------------------------------------------------------------------------------------------

  Michael J. Cuzzolina          1996 $168,000 $ 28,843 $ 7,955        0     $ 0     $  4,336
   Vice President--             1995 $168,000 $ 24,696 $ 8,090        0     $ 0     $  5,223
   Accounting and               1994 $162,988 $ 64,120 $ 1,491        0     $ 0     $  1,800
   Financial Control
   UGI Corporation

(1) Bonuses earned under the Annual Bonus Plan are for the year reported, regardless of the year paid. The Company's Annual Bonus Plan is based on the achievement of pre-determined business and/or financial performance objectives which support business plans and goals. Bonus opportunities vary by position and for fiscal year 1996 ranged from 0% to 117% of base salary for Mr. Greenberg, 0% to 50% for Mr. Bunn, from 0% to 96% for Messrs. Westerman and Ladner, and from 0% to 65% for Mr. Cuzzolina.
(2) Amounts represent tax payment reimbursements for certain benefits, except for Mr. Mauch, in 1996. In addition to a tax payment reimbursement of $9,561, in 1996 Mr. Mauch received other perquisites available to executive officers generally, and $38,631 for certain accrued vacation and personal days.

(3) Non-qualified stock options granted under the 1992 SODEP. The 1992 SODEP consists of non-qualified stock option grants and the opportunity for participants to earn an amount equivalent to the dividends paid on shares covered by options, subject to a comparison of the total return realizable on a share of the Company's Common Stock (the "Company's Return") with the total return achieved by each member of a group of comparable peer companies (the "SODEP Peer Group") over a five-year period beginning January 1, 1992 and ending December 31, 1996. Total return encompasses both changes in the per share market price and dividends paid on a share of Common Stock. No credited dividend equivalents will be paid when the performance period ends on December 31, 1996.
(4) Amounts represent Company contributions in accordance with the provisions of the UGI Utilities, Inc. and AmeriGas Propane, Inc. Employee Savings Plans, as applicable, and/or allocations under the Executive Retirement Plan. Effective January 1, 1994, the Employee Savings Plans and the Executive Retirement Plan adopted a plan year ending September 30 to correspond to the Company's fiscal year. As a result, Company matching contributions and allocations for 1994 are based on a nine-month plan year. During 1996, 1995, and 1994, the following contributions were made to the Named Executives: (i) under the Employee Savings Plans: For each of Messrs. Greenberg, Bunn, Westerman, Ladner and Cuzzolina, $3,375, $3,375, and $1,688; Mr. Mauch, $0, $2,250, and $1,688; and (ii) under the
    Executive Retirement Plan: Mr. Greenberg, $7,087, $8,064, and $1,203; Mr. Mauch, $0, $41,983, and $13,114; Mr. Bunn, $7,204, $6,357, and $1,753; Mr.
    Westerman, $3,123, $4,938, and $991; Mr. Ladner, $3,105, $4,844, and $939;
    Mr. Cuzzolina, $961, $1,848, and $112. In addition, the following contributions were made to Mr. Mauch as a participant in the AmeriGas Propane, Inc. Retirement Income Plan for 1996, 1995, and 1994: $11,865, $11,970, and $8,978.
(5) Mr. Mauch retired as President and Chief Executive Officer, AmeriGas Propane, Inc. effective September 1, 1996. In addition to the benefits detailed in footnote (4) above, the 1996 amount shown for Mr. Mauch includes payments under an agreement which recognized Mr. Mauch's substantial contributions to AmeriGas Propane, Inc. The agreement provided for payments of earned and accrued vacation and personal holidays, including the amount of $57,772 which is included in this column, and a supplemental payment of $806,494.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table shows fiscal year 1996 information concerning exercised and unexercised stock options for each of the Named Executives.


    OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

-----------------------------------------------------------------------------------------------------
                                                          NUMBER OF
                                                         SECURITIES                 VALUE OF
                                                         UNDERLYING                UNEXERCISED
                                                         UNEXERCISED              IN-THE-MONEY
                                                         OPTIONS AT                OPTIONS AT
                           SHARES                  FISCAL YEAR END (#)(1)    FISCAL YEAR END ($)(2)
                        ACQUIRED ON     VALUE     ------------------------- -------------------------
          NAME          EXERCISE (#) REALIZED ($)
                                                  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
-----------------------------------------------------------------------------------------------------
  Lon R. Greenberg            0          $ 0        105,278      38,681      $355,313     $130,548
  Robert C. Mauch             0          $ 0         70,000      17,500      $236,250     $ 59,063
  Richard L. Bunn             0          $ 0         70,000      17,500      $236,250     $ 59,063
  George W. Westerman         0          $ 0         70,000      17,500      $236,250     $ 59,063
  Charles L. Ladner           0          $ 0         70,000      17,500      $236,250     $ 59,063
  Michael J. Cuzzolina        0          $ 0         24,000       6,000      $ 81,000     $ 20,250

(1) Options granted under the 1992 SODEP.
(2) Value based on comparison of price per share at September 30, 1996 (fair market value $23.50) to 1992 SODEP option price ($20.125).

RETIREMENT BENEFITS

  The following pension plan table shows the annual benefits upon retirement at age 65 in 1996, without regard to statutory maximums, for various combinations of final average earnings and lengths of service which may be payable to the Named Executives under the Company's Qualified Retirement Plan (the "Retirement Plan") and its Non-Qualified Executive Retirement Plan.


                          PENSION PLAN BENEFITS TABLE

---------------------------------------------------------------------------
                    ANNUAL BENEFIT FOR YEARS OF CREDITED SERVICE SHOWN(2)
              -------------------------------------------------------------
   FINAL 5-YEAR
  AVERAGE ANNUAL
   EARNINGS(1)     15 YEARS 20 YEARS 25 YEARS 30 YEARS 35 YEARS  40 YEARS
---------------------------------------------------------------------------
  $100,000         $ 28,500 $ 38,000 $ 47,500 $ 57,000 $ 66,500 $ 68,400(3)
  $200,000         $ 57,000 $ 76,000 $ 95,000 $114,000 $133,000 $136,800(3)
  $300,000         $ 85,500 $114,000 $142,500 $171,000 $199,500 $205,200(3)
  $400,000         $114,000 $152,000 $190,000 $228,000 $266,000 $273,600(3)
  $500,000         $142,500 $190,000 $237,500 $285,000 $332,500 $342,000(3)
  $600,000         $171,000 $228,000 $285,000 $342,000 $399,000 $410,400(3)
  $700,000         $199,500 $266,000 $332,500 $399,000 $465,500 $478,800(3)
  $800,000         $228,000 $304,000 $380,000 $456,000 $532,000 $547,200(3)
  $900,000         $256,500 $342,000 $427,500 $513,000 $598,500 $615,600(3)
  $1,000,000       $285,000 $380,000 $475,000 $570,000 $665,000 $684,000(3)

(1) Consists of (i) base salary, commissions and cash payments under the Annual Bonus Plan, and (ii) deferrals thereof permitted under the Internal Revenue Code.
(2) Annual benefits are computed on the basis of straight life annuity amounts. These amounts include pension benefits, if any, to which a participant may be entitled as a result of participation in a pension plan of a subsidiary during previous periods of employment. The amounts shown do not take into account exclusion of up to 35% of the estimated primary Social Security benefit. The Retirement Plan provides a minimum benefit equal to 25% of a participant's final 12 months' earnings, reduced proportionately for less than 15 years of credited service at retirement. The minimum Retirement Plan benefit is not subject to Social Security offset.
(3) The Retirement Plan formula maximum benefit equal to 60% of a participant's highest consecutive 12 months' earnings during the last 120 months.

  Messrs. Greenberg, Bunn, Westerman, Ladner and Cuzzolina had, respectively, 16 years, 38 years, 28 years, 23 years and 22 years of estimated credited service under these Plans at September 30, 1996. Mr. Mauch participated in the Company's Retirement Plan through December 31, 1992 and had 15 years of estimated credited service as of that date. On January 1, 1993, Mr. Mauch began participating in the AmeriGas Propane, Inc. Pension Plan.

  Agreement with Robert C. Mauch. At the time of Mr. Mauch's retirement, AmeriGas Propane entered into an agreement which recognized his substantial contributions to AmeriGas Propane. As set forth in the Summary Compensation Table, in addition to his retirement benefits, the agreement provided for payment of his earned and accrued vacation and personal holidays, a pro-rated 1996 annual bonus, a supplemental payment of $806,494, continuation of medical, dental, long-term disability and certain other insurance benefits through September 30, 1997, and certain professional services not to exceed $75,000 in value.

  Severance Pay Plan for Senior Executive Employees. The Severance Pay Plan for Senior Executive Employees (the "Severance Plan") assists certain senior level employees in the event their employment is terminated without fault on their part. Specified benefits are payable to a senior executive covered by the Severance Plan if the senior executive's employment is involuntarily terminated for any reason other than for cause or as a result of the senior executive's death or disability.

  Benefits payable include a lump sum cash payment in an amount approximately equal to the sum of (i) three months of compensation (18 months in the case of Mr. Greenberg), (ii) a pro rata portion of the senior executive's annual target bonus under the Annual Bonus Plan for the current year, and
(iii) separation pay and pay in lieu of vacation and holidays determined in a manner consistent with that payable to employees generally. Employee benefits are continued for a specified period (the "Employee Benefit Period") not exceeding 15 months (30 months in the case of Mr. Greenberg) after termination, or the senior executive may be paid a lump sum equal to the present value of such benefits. The Severance Plan also provides for payment in cash to a senior executive of an amount approximately equal to all dividend equivalents credited (including those that would be credited during the Employee Benefit Period) to the senior executive's account under the 1992 Stock Option and Dividend Equivalent Plan or the 1997 SODEP, whichever is in effect. Senior executives may designate a beneficiary for these payments.

  Change of Control Arrangements. On April 30, 1996, the Board of Directors of the Company approved Change of Control Agreements (individually, an "Agreement"), for senior executive officers of the Company and certain of its subsidiaries, including Messrs. Greenberg, Mauch, Bunn, Westerman, Ladner and Cuzzolina. The Agreements operate independently of the Severance Plan, continue through June 2001, and are automatically extended in one-year increments thereafter unless, prior to a change of control, the Company terminates an Agreement. In the absence of a change of control, each Agreement will terminate when, for any reason, the executive terminates his employment with the Company or its subsidiaries.

  A change of control is generally deemed to occur if: (i) any person (other than the executive, his affiliates and associates, the Company or any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, or any person or entity organized, appointed, or established by the Company or its subsidiaries for or pursuant to the terms of any such employee benefit plan), together with all affiliates and associates of such person, acquires securities representing 20% or more of either (x) the then outstanding shares of common stock of the Company or (y) the combined voting power of the Company's then outstanding voting securities, in either case unless the members of the Executive Committee of the Board of Directors in office immediately prior to such acquisition (the "Executive Committee") determine that the circumstances do not warrant the implementation of the provisions of the Agreement; (ii) individuals who at the beginning of any 24-month period constitute the Board of Directors (the "Incumbent Board") and any new director whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Board, cease for any reason to constitute a majority thereof; (iii) the Company is reorganized, merged or consolidated with or into, or sells all or substantially all of its assets to, another corporation in a transaction in which former shareholders of the Company do not own more than 50% of the outstanding common stock and the combined voting power, respectively, of the then outstanding voting securities of the surviving or acquiring corporation after the transaction, in any such case, unless the Executive Committee determines at the time of such transaction that the circumstances do not warrant the implementation of the provisions of the Agreement; or (iv) the Company is liquidated or dissolved.

  Severance benefits are payable under the Agreements if there is a termination of the executive's employment without cause at any time within three years after a change of control. In addition, following a change of control, the executive may elect to terminate his or her employment without loss of severance benefits in certain specified contingencies, including termination of officer status; a significant adverse change in authority, duties, responsibilities or compensation; the failure of the Company to comply with and satisfy any of the terms of the Agreement; or a substantial relocation or excessive travel requirements.

  An executive who is terminated with rights to severance compensation under an Agreement will be entitled to receive an amount equal to 1.0 or 1.5 (2.5 in the case of Mr. Greenberg) times his average total cash remuneration for the preceding five calendar years. The net amount payable under the Agreement, taking into account payments due under other plans, as appropriate, may not exceed 2.99 times the executive's "base amount" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) which, generally, is the average of the executive's taxable annual income received from the Company and its subsidiaries during the five-year period preceding the change of control, to avoid the special federal tax rules applicable to "excess parachute payments."

  To protect both parties to the Agreements, if the severance compensation payable under the Agreement, either alone or together with other payments to an executive, would constitute "excess parachute payments," as defined in
Section 280G of the Code, such severance compensation payment would be reduced to the largest amount which would result in no portion of such payments being disallowed as deductions to the Company under Section 280G of the Code, and no portion of such payments being subject to the excise tax imposed on the recipient by Section 4999 of the Code. The determination of such reductions will be made, in good faith, by the Company's independent accountants and will be conclusively binding.

--------------------------------------------------------------------------------

 ITEM 2 -- APPROVAL OF PROPOSED UGI CORPORATION DIRECTORS' EQUITY
                               COMPENSATION PLAN

--------------------------------------------------------------------------------
INTRODUCTION

  During 1996, in response to changes in competitive practices and in anticipation of the expiration of the UGI Corporation 1992 Directors' Stock Plan in December 1996, the Company engaged the services of Towers Perrin to conduct a review of its compensation program for outside directors. As a result of this review, and in keeping with the philosophy of directly aligning directors' compensation with shareholder interests, Towers Perrin recommended the adoption of the UGI Corporation Directors' Equity Compensation Plan (the "Directors' 1997 Plan"), concurrent with the elimination of the Directors' 1992 Plan and the Directors' Retirement Plan. On October 29, 1996, the Board of Directors approved the Directors' 1997 Plan, to be effective January 1, 1997, subject to shareholder approval. The purpose of the Directors' 1997 Plan is to provide further ownership of the Company's Common Stock by non-employee directors, thereby aligning such directors' interests more closely with the interests of shareholders of the Company. The Directors' 1997 Plan is also intended to assist the Company in securing and retaining highly qualified persons to serve as non-employee directors, in which position they may contribute to the long-term growth and profitability of the Company. Only non-employee directors will participate in the Plan.

DIRECTORS' 1997 PLAN SUMMARY

  The following summary of the Directors' 1997 Plan is qualified in its entirety by the full text of the plan, which is set forth in Annex A to this Proxy Statement.

  General Description. In consideration of their services, the Directors' 1997 Plan provides for awards to directors of (i) shares of the Company's common stock ("Shares") and (ii) "Deferred Units" which are neither actual Shares nor other securities, but which will be accounted for on a basis which directly correlates the value of each Deferred Unit ("Unit") to the fair market value of a Share. Units will be converted to whole Shares and paid out to directors upon their retirement or termination of service.

  Directors will receive annual awards of Shares in lieu of cash for that portion of their annual retainer fee which is in excess of $18,500. The fair market value of such Shares will be determined as of the first day of the Plan Year, and the Shares will be issued promptly after the first meeting of the Board of Directors in each Plan Year. The amount of the annual retainer fee and the corresponding grant of Shares will be prorated for any director who commences service during a Plan Year. Any fractional Shares will be paid in cash. Prior to the beginning of each Plan Year, participants may elect to defer any portion of their meeting fees and the cash portion of their annual retainer into Units.

  All directors with accrued benefits under the Directors' Retirement Plan will have credited to their account an initial award of Units on January 1, 1997, equal in value to their accrued retirement benefits. To determine the number of Units to be credited, the present value of accrued retirement benefits for each Participant will be divided by the average of the closing sales prices for the Common Stock as reported on the New York Stock Exchange Composite Transactions tape for each trading day in the period October 1, 1996 through December 31, 1996. In addition, directors will receive an annual award of 630 Units each year. This annual award is in lieu of continuing benefits under the Directors' Retirement Plan and the Directors' 1992 Plan (which provided annual stock option grants). Both of these plans will terminate on December 31, 1996. Annual awards will be made after the first meeting of the Board of Directors in each Plan Year.

  Dividend Equivalents. All whole Units credited to a Director will earn dividend equivalents on each record date for the payment of a dividend by the Company on its Common Stock. A dividend equivalent is an amount determined by multiplying the number of Units credited to a participant's account by the per-share cash dividend, or the per-share fair market value of any non-cash dividend, paid by the Company on its Shares on a dividend payment date. Accrued dividend equivalents will be converted to additional whole Units annually, on the last day of the Plan Year.

  Vesting and Payment. All Units and dividend equivalents are fully vested when credited to the participant's account. Account balances will become due and payable in Shares upon retirement or termination of service, unless the participant shall have elected to defer such benefits. Participants have the ability to defer receipt of benefits due upon retirement or termination of service until they reach 65 years of age. In addition, participants have the option to receive their benefits in a lump sum, or in installments over a period of up to 10 years. Participants who defer payment or elect an installment payout will continue to be credited with dividend equivalents during the deferral and installment periods. In the event of a "change of control," account balances will become due and payable in cash unless the participant shall have elected to defer such benefits.

  Administration. The Plan will be administered by the Compensation and Management Development Committee. The Board of Directors may amend, suspend or terminate the Plan at any time, although without the written consent of a participant, accrued benefits may not be adversely affected.

  Federal Income Tax Consequences. The Company believes recipients of Units will not recognize any income for federal income tax purposes until they receive payment. The Company will not be entitled to any deduction at the time the Units are granted or dividend equivalents are credited to the accounts of the recipients, but upon receipt of benefits by the recipient, the Company will be entitled to a deduction and the recipient will be subject to ordinary income taxes on the value of the Shares and cash, if any, received.

  The annual award of Shares will produce immediate tax consequences for both the recipient and the Company. The recipient will be treated as having received taxable compensation in an amount equal to the then fair market value of the Shares distributed to him or her. The Company will have a corresponding deduction of the same amount.

  The preceding discussion is only a general summary of certain federal income tax consequences arising from participation in the Directors' 1997 Plan. Local and state tax authorities may also tax compensation awarded under this Plan.

1997 ESTIMATED PLAN BENEFITS

  The following table reflects the estimated awards of Shares and Units for the initial Plan Year, not including the one-time award of Units which will be made to compensate directors for the loss of their accrued retirement benefits due to the termination of the Directors' Retirement Plan on December 31, 1996. Those awards are not yet determinable because they will be made based on the average price for Shares during the fourth calendar quarter of 1996.


                      DIRECTORS' EQUITY COMPENSATION PLAN
                          1997 ESTIMATED BENEFITS(1)

---------------------------------------------------------------------
                                                   NUMBER OF
                                                   SHARES OF  DOLLAR
  NAME                              DEFERRED UNITS STOCK(2)   VALUE
---------------------------------------------------------------------
  James W. Stratton                       630          154   $ 17,738
  Robert C. Forney                        630          154   $ 17,738
  David I. J. Wang                        630          154   $ 17,738
  Richard C. Gozon                        630          154   $ 17,738
  Cyrus H. Holley                         630          154   $ 17,738
  Quentin I. Smith, Jr.                   630          154   $ 17,738
  Stephen D. Ban                          630          154   $ 17,738
  Anne Pol                                630          154   $ 17,738
  Outside directors as a Group (8)      5,040        1,232   $141,904

(1) The number of Shares and the Dollar Value shown above reflects a fair market value of $22.625 per Share, based on the average of the highest and lowest sales prices reported on the New York Stock Exchange Composite Transactions tape on December 10, 1996, rounded to the next full one-eighth of a point.
(2) Based on an Annual Retainer of $22,000, effective January 1, 1997, of which $3,500 will be paid in the form of Shares. The actual number of Shares awarded will be based upon the fair market value per Share on January 1, 1997.

VOTE REQUIRED FOR APPROVAL

  The affirmative vote of a majority of the outstanding shares of Common Stock represented at the meeting is required to approve the Directors' 1997 Plan.

  The Board of Directors recommends a vote FOR approval of the UGI Corporation Directors' Equity Compensation Plan.

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 ITEM 3 -- APPROVAL OF PROPOSED UGI CORPORATION 1997 STOCK OPTION
                         AND DIVIDEND EQUIVALENT PLAN

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INTRODUCTION

  The Board of Directors of the Company is recommending shareholder approval of a third Stock Option and Dividend Equivalent Plan to be effective as of December 10, 1996 (the "1997 SODEP"). The 1997 SODEP succeeds the UGI Corporation 1992 Stock Option and Dividend Equivalent Plan, which in turn succeeded the UGI Corporation 1987 Stock Option and Dividend Equivalent Plan. Each of the two prior plans was successful in achieving its objective of aligning long-term executive compensation with shareholder return. The Board of Directors believes that it continues to be appropriate for long-term executive compensation to be based on growth in shareholder value.

  In 1996 the Company engaged the services of its compensation consultant, Towers Perrin, to examine this approach in light of current competitive long-term compensation practices. Towers Perrin recommended an approach for the 1997 SODEP that is fundamentally the same as the two prior plans, with some modifications. Among those modifications is changing the performance period to three years from the five-year period used in the 1992 SODEP. A three-year performance period was recommended to reflect both recent competitive practices as well as the accelerating pace of change in the energy industry. A second modification relates to the change in peer groups against which performance is measured. This modification was made to both increase the number of companies in the peer group and to recognize the expanded base of comparable companies due to the convergence of energy sources occurring in the energy industry.

  Towers Perrin also recommended award levels for participants in the Plan. The recommendations of Towers Perrin were presented to the Compensation and Management Development Committee of the Board of Directors, which is comprised solely of outside directors. That Committee thoroughly reviewed the 1997 SODEP and submitted its recommendations to the entire Board of Directors of the Company. The Board of Directors approved the 1997 SODEP on October 29, 1996.

  The philosophy behind the proposed 1997 SODEP is the same as the philosophy underlying the prior two plans. The 1997 SODEP consists of non-qualified stock option grants and the opportunity for participants to earn an amount equivalent to the dividends paid on the shares covered by options ("Dividend Equivalents"), subject to the Company's achievement of long-term goals. In general, the performance of the Company will be compared to that of the companies in the S&P Utility Index, modified by eliminating all telecommunication companies (as modified, the "1997 Peer Group"), over a proposed three-year performance period beginning January 1, 1997 and ending December 31, 1999. Performance criteria for the performance period will be UGI's total shareholder return performance compared to the performance of the companies in the 1997 Peer Group. No payment of Dividend Equivalents will be made at the end of the performance period unless the Company's total shareholder return is equal to or greater than that of 50% of the companies in the 1997 Peer Group. A graph showing the Company's performance against the 1997 Peer Group for the five-year period 1991 -- 1996 can be found under the caption "Corporate Performance" above.

  Through the use of this total return technique, the Board of Directors continues to believe that a shareholder's investment can be judged on a relative basis against comparable investment opportunities and that it is in turn appropriate to relate this judgment to key executives' long-term compensation.

  Shareholders receive the benefits of an investment in the Company's Common Stock through dividends and through appreciation in the price of that stock. This recommended plan rewards key executives in essentially the same way. Stock options attain value for the key executives only if the share price increases. In addition, the key executives are afforded the opportunity to earn an amount equivalent to or greater than the dividends paid on the shares covered by the option if they can provide overall shareholder total return performance which is superior in comparison to the companies in the 1997 Peer Group. Performance against the 1997 Peer Group is considered significant because it is believed that the Company's investors would logically seek alternative investment opportunities among the companies included in the 1997 Peer Group. If performance is not superior within the 1997 Peer Group, the dividend equivalents will not be earned; if the share price does not appreciate, the option does not have value. Thus, the shareholders' and senior management's interests are the same. Indeed, the Board of Directors expects that Dividend Equivalents, if earned, will be utilized by participants to exercise options to acquire additional shares of Common Stock. The Board of Directors believes that the 1997 SODEP continues a focus of attempting to excel against external competition and directly aligning participant interest to shareholder interest. Thus, the Board of Directors recommends that you vote FOR the 1997 Plan.

PLAN SUMMARY

  The following summary of the 1997 SODEP is qualified in its entirety by the full text of the Plan which is set forth in Annex B to this Proxy Statement.

  General Description. The 1997 SODEP authorizes granting options to acquire shares of the Company's Common Stock (the "Common Stock") to designated key employees of the Company and its subsidiaries (currently, 8 individuals). The number of shares of Common Stock which may be made the subject of options under the 1997 SODEP at any one time may not exceed 1,500,000. In addition, no participant may be granted more than 300,000 options in any calendar year. The 1997 SODEP provides for payment to participants of Dividend Equivalents (as described below) on option shares, contingent on the achievement of certain performance goals more particularly described below. No participant may accrue Dividend Equivalents in excess of $1,000,000 in any calendar year. The 1997 Plan will be in effect until all Common Stock subject to it has been purchased through the exercise of options or all options have terminated without exercise.

  Administration; Eligibility. The 1997 SODEP is administered by the Compensation and Management Development Committee (the "Compensation Committee") of the Company's Board of Directors. The Compensation Committee has the power to determine which employees of the Company and its subsidiaries will be granted options under the 1997 SODEP. Full-time salaried employees of the Company and its subsidiaries are eligible.

  Options are granted to employees who, in the opinion of the Compensation Committee, are in a position to participate significantly in the development and implementation of the Company's strategic plans and thereby contribute materially to the continued growth and development of the Company and to its future financial success.

  Subject to the limitations contained in the Plan, the Compensation Committee has the power to determine the number of option shares granted to an employee and the other terms and conditions of the options, including their exercise price and duration (which will not be more than ten years from the date of grant). In addition, the Compensation Committee determines (i) the composition of a peer group reasonably comparable to the Company and (ii) measurable criteria for comparing the total return realizable by a shareholder on a share of Common Stock with that of the other companies in the Peer Group.

  Option Price. The option price for options granted under the 1997 SODEP will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of a share of Common Stock on the date of grant.

  Vesting, Exercise and Payment. Except as otherwise provided by the Compensation Committee, all options will be 100% vested on the date of grant. Subject to shareholder approval of the Plan, each of the options granted on December 10, 1996 is fully vested and immediately exercisable. Upon exercise, payment for shares of Common Stock must be made (a) in cash or its equivalent,
(b) by tendering previously acquired shares of Common Stock already owned for more than one year and having a fair market value at the time of exercise equal to the option price, (c) by applying Dividend Equivalents payable to the participant in an amount equal to the option price, or (d) by such other method as the Compensation Committee may approve.

  Terms of Option. The expiration date of options granted under the 1997 SODEP is determined by the Compensation Committee and will not be later than the tenth anniversary of the date an option is granted. Except as otherwise provided by the Compensation Committee, options granted under the 1997 SODEP are nontransferable, except by will or laws of descent and distribution, and are exercisable only while the participant is employed by the Company or a subsidiary. However, when employment is terminated by retirement or a determination of total disability, or when employment is terminated without cause, the options remain exercisable for 13 months after cessation of employment.

  Dividend Equivalents. The Company will maintain an account in its records for each employee granted an option under the 1997 SODEP. From the date the option is granted (or, in the case of options granted during the applicable performance period to new participants or to participants with changed responsibilities, from such date not earlier than the beginning of such performance period as is designated by the Compensation Committee) until the end of the applicable performance period associated with Dividend Equivalents on the option or until the earlier termination of the employee's employment, the Company will credit the account on the record date for each dividend payment made by the Company on its Stock with an amount equal to the Dividend Equivalent associated with that option. The Dividend Equivalent is determined by multiplying the number of shares of Common Stock subject to the option on the date it is granted by the per-share cash dividend, or the per-share fair market value of any non-cash dividend, paid by the Company on its Common Stock. A participant may receive payment of the credited Dividend Equivalents at or after the end of the applicable performance period for all options granted to date, depending upon the percent of comparable companies which have a total return realizable by shareholders which is less than the total return on a share of Common Stock. No credited Dividend Equivalents will be earned unless the total return realizable by shareholders of the Company is equal to or greater than that of 50% of the companies in the 1997 Peer Group. The percent of credited Dividend Equivalents payable varies from 75% (if the Company's return is equal to or greater than that of 50% of companies in the 1997 Peer Group) to 200% (if the Company's return is greater than that of all of the companies in the 1997 Peer Group).

  Dividend Equivalents which are determined to be earned may be paid in credits to be applied toward payment of the option price, in cash or partly in such credits and partly in cash in the discretion of the Compensation Committee. From the date 30 days after the date Dividend Equivalents become earned until the date they are actually paid, the account maintained in the Company's records will be credited with interest at a rate determined by the Compensation Committee. Participants in the 1997 SODEP have the right to defer receipt of Dividend Equivalent payments on terms and conditions approved by the Compensation Committee.

  Amendments. Subject to Board approval, the Compensation Committee may from time to time amend, suspend or terminate the 1997 SODEP without the consent of the Company's shareholders, although without the written consent of a participant, options and Dividend Equivalents associated with such options may not be adversely affected. Any such amendment, suspension or termination shall be subject to the approval of the shareholders if such approval is required by federal or state law or the rules of any stock exchange on which the Common Stock is listed, or if the Compensation Committee determines that shareholder approval is advisable.

  Federal Income Tax Consequences. There are no federal income tax consequences to participants or to the Company upon the grant of a non-qualified stock option ("NQSO") under the 1997 SODEP. Upon the exercise of a NQSO, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of Common Stock of the Company at the time of the exercise over the per share exercise price of the NQSO, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares of Common Stock acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares of Common Stock were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares of Common Stock (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

  A participant who has been credited with Dividend Equivalents will not have taxable income at the time such credit is recorded, and the Company will not be entitled to a deduction at such time. A participant will have ordinary income at the time the Dividend Equivalents are paid, and the

Company will have a corresponding deduction, subject to the application of the provisions of Section 162(m) of the Internal Revenue Code. See "Report of the Compensation and Management Development Committee--Policy on Deductibility of Compensation."

  Local and state tax authorities may also tax incentive compensation awarded under the 1997 SODEP.

  Tax Withholding. The Company has the right to require the participant to pay the Company the amount of any taxes which the Company is required to withhold in respect of any option or, to the extent authorized by the Compensation Committee, to withhold or receive Common Stock in satisfaction of a participant's tax obligations, including tax obligations in excess of mandatory withholding requirements.

GRANTS MADE SUBJECT TO SHAREHOLDER APPROVAL

  Subject to shareholder approval of the 1997 SODEP, options to purchase an aggregate of 445,000 shares of Common Stock were granted to current executive officers of the Company as set forth in the table below (6 persons). The option price for each of these options is $22.625, the fair market value of the Common Stock on December 10, 1996, the date of grant.


                1997 STOCK OPTION AND DIVIDEND EQUIVALENT PLAN
                            1997 ESTIMATED BENEFITS

     -------------------------------------------------------------------------
                                                                     NUMBER OF
       NAME AND POSITION                                              OPTIONS
     -------------------------------------------------------------------------
       Lon R. Greenberg                                               200,000
         Chairman, President and Chief Executive Officer
       Richard L. Bunn                                                 75,000
         President and Chief Executive Officer, UGI Utilities, Inc.
       Charles L. Ladner                                               75,000
         Senior Vice President--Finance
       Bradley C. Hall                                                 35,000
         Vice President--New Business Development
       Michael J. Cuzzolina                                            30,000
         Vice President--Accounting and Financial Control
       Brendan P. Bovaird                                              30,000
         Vice President and General Counsel
       Executive Group                                                445,000


  The last reported sale price of UGI's Common Stock on December 10, 1996 as reported on the New York Stock Exchange Composite Transactions tape was $22.50.

VOTE REQUIRED FOR APPROVAL

  The affirmative vote of a majority of the outstanding shares of Common Stock represented at the meeting is required to approve the 1997 SODEP.

  The Board of Directors recommends a vote FOR approval of the UGI Corporation 1997 Stock Option and Dividend Equivalent Plan.

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                    ITEM 4 -- RATIFICATION OF APPOINTMENT
                  OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

  Upon the recommendation of the Audit Committee, the Board of Directors has appointed Coopers & Lybrand L.L.P. as independent certified public accountants to examine and report on the consolidated financial statements of the Company for the 1997 fiscal year and recommends that the shareholders approve such appointment. If the shareholders should not approve such appointment, the Audit Committee and the Board of Directors will consider the appointment of other independent certified public accountants. Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they wish to do so.

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                            ITEM 5 -- OTHER MATTERS

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  The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, it is intended that the persons named in the enclosed proxy (or their substitutes) will vote in accordance with their best judgment.

                                                                        ANNEX A

                                UGI CORPORATION

                      DIRECTORS' EQUITY COMPENSATION PLAN

1. PURPOSE

  The purpose of the UGI Corporation Directors' Equity Compensation Plan is to provide a means whereby UGI Corporation (the "Company") may, through the grant of common stock of the Company ("Common Stock") or deferred units ("Units") relating to such stock, offer a reward and an incentive to the members of the board of directors of the Company, motivate such directors to exert their best efforts on behalf of the Company and further to align the economic interest of such individuals with those of the Company's shareholders. This Plan is intended to constitute, in part, a non-qualified deferred compensation plan.

2. DEFINITIONS

  Whenever used in this Plan, the following terms will have the respective meanings set forth below:

  2.01 "Account" means the Company's record established pursuant to Section 5 which reflects the number of Units and the amount of Dividend Equivalents standing to the credit of a Participant under the Plan.

  2.02 "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

  2.03 "Beneficial Owner" means that a person shall be deemed the "Beneficial Owner" of any securities: (i) that such person or any of such person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such person or any of such person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange; (ii) that such person or any of such person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a person shall not be deemed the "Beneficial Owner" of any security under this clause (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and
(B) is not then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) that are beneficially owned, directly or indirectly, by any other person (or any Affiliate or Associate thereof) with which such person (or any of such person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to clause (ii) above) or disposing of any voting securities of the Company; provided, however, that nothing in this section shall cause a person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

  2.04 "Beneficiary" means the person(s) designated by a Participant to receive any benefits payable under this Plan subsequent to the Participant's death. The Committee shall provide a form for this purpose. In the event a Participant has not filed a Beneficiary designation with the Company, the Beneficiary shall be the Participant's estate.

  2.05 "Board" means the Board of Directors of the Company.

  2.06 "Change of Control" of the Company means (i) any person (except the Director, his Affiliates and Associates, the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such person, becomes the Beneficial Owner in the aggregate of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"), in either case unless the members of the Committee in office immediately prior to such acquisition determine within five business days of the receipt of actual notice of such acquisition that the circumstances do not warrant the implementation of the Change of Control provisions of this Plan; or (ii) individuals who, as of the beginning of any twenty-four month period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the beginning of such period whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or (iii) consummation by the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective Beneficial Owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, Beneficially Own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, in any such case unless the members of the Committee in office immediately prior to such Business Combination determine at the time of such Business Combination that the circumstances do not warrant the implementation of the Change of Control provisions of this Plan; or (iv) (A) Consummation of a complete liquidation or dissolution of the Company or (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition, in any such case unless the members of the Committee in office immediately prior to such sale or disposition determine at the time of such sale or disposition that the circumstances do not warrant the implementation of the Change of Control provisions of this Plan.

  2.07 "Committee" means the Compensation and Management Development Committee of the Board and any successor thereto.

  2.08 "Common Stock" means the common stock of the Company.

  2.09 "Company" means UGI Corporation and any successor thereto.

  2.10 "Director" means a member of the Board who is not an employee of the Company or any of its Affiliates.

  2.11 "Dividend Equivalent" means an amount determined by multiplying the number of Units credited to a Participant's Account by the per share cash dividend, or the per share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its stock on a dividend payment date.

  2.12 "Effective Date" means January 1, 1997.

  2.13 "Exchange Act" means Securities Exchange Act of 1934, as amended.

  2.14 "Fair Market Value" of Common Stock means the average, rounded to the next highest one-eighth of a point (.125), of the highest and lowest sales prices thereof on the New York Stock Exchange on the day on which Fair Market Value is being determined, as reported on the Composite Tape for transactions on the New York Stock Exchange. In the event that there are no Common Stock transactions on the New York Stock Exchange on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Common Stock transactions on that exchange.

  2.15 "Participant" means any Director who is eligible to participate in the Plan under Section 4. In the event of the death or incompetency of a Participant, the term shall mean his personal representative or guardian. An individual shall remain a Participant until that individual has received full distribution of any amount credited to the Participant's Account.

  2.16 "Plan" means the UGI Corporation Directors' Equity Compensation Plan as the same is set forth herein, and as it may be amended from time to time.

  2.17 "Plan Year" means the calendar year.

  2.18 "Separates from Service" means the Director's termination of service as a member of the Board for any reason other than death. Except as otherwise provided herein, a Separation from Service shall be deemed to have occurred on the last day of the month during which the Director's service to the Company ceases and shall be determined without reference to any compensation continuation arrangement that may be applicable.

  2.19 "Unit" means a single unit granted to a Participant which represents a phantom interest equivalent to one share of Common Stock.

  2.20 "Unit Value" means, at any time, unless otherwise specified in the Plan, the value of each Unit issued under the Plan, which value shall be equal to the Fair Market Value of the Common Stock on such date.

3. ADMINISTRATION

  The Plan shall be administered by the Committee which shall have full power and authority to interpret the Plan, to prescribe, amend and rescind any rules, forms and procedures as it deems necessary or appropriate for the proper administration of the Plan and to make any other determinations, including factual determinations, and take such other actions as it deems necessary or advisable in carrying out its duties under the Plan. All decisions and determinations by the Committee shall be final and binding on the Company, Participants, Directors, Beneficiaries and any other persons having or claiming an interest hereunder. Any other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board (unless the context shall otherwise require).

4. PARTICIPATION

  Each Director of the Company shall become a Participant of the Plan on the later of (i) the Effective Date or (ii) the date such individual first becomes a Director.

5. AWARD OF UNITS

  5.01 Initial Award of Units. On the Effective Date, each Director who is a Participant on January 1, 1997 shall be awarded the number of Units equal to the present value of benefits accrued by that Director through December 31, 1996 under the UGI Corporation Retirement Plan for Outside Directors, as determined by an actuary appointed by the Committee. The value of each Unit to be credited to a Participant's Account pursuant to this section shall be equal to the average of the closing sales prices for the Common Stock as reported on the New York Stock Exchange Composite Tape for each trading day in the period October 1, 1996 through December 31, 1996.

  5.02 Annual Award of Units. On the first day of each Plan Year, each Participant shall receive an award of 630 Units. Such awarded Units shall be credited to each Participant's Account as specified in Section 5.04 below. Any Participant who was not a Participant on the first day of the Plan Year shall receive, on the date such individual becomes a Participant, a pro-rata share of the annual award of Units determined based on the number of calendar quarters during the Plan Year that such Participant is expected to serve as a Director. A Director will be deemed to serve the entire quarter during which he is a Director at least one day.

  5.03 Dividend Equivalents

    (a) Dividend Equivalent to be Credited. From the date of grant of each Unit to a Participant until the Participant's Account has been fully distributed, the Company shall credit to each Participant's Account on each record date for the payment of a dividend by the Company on its Common Stock, an amount equal to the Dividend Equivalent associated with the Units in the Account.

    (b) Conversion to Units. On the last day of each Plan Year, the amount of the Dividend Equivalents credited to the Participant's Account during that Plan Year shall be converted to a number of Units, based on the Unit Value on that day. Notwithstanding the foregoing, in the event of a Change of Control or in the event the Participant dies or Separates from Service prior to the last day of the Plan Year, as soon as practicable following such event and in no event later than the date on which Units are redeemed in accordance with Section 6, the Company shall convert the amount of the Dividend Equivalents credited to the Participant's Account as of the date of the Change of Control, death or Separation from Service (the "Conversion Date") to the number of Units based on the Unit Value on the Conversion Date.

  5.04 Accounts. The Company shall keep records to reflect the number of Units and Dividend Equivalents credited to each Participant hereunder; provided, however, that no Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the

Company. Fractional Units shall accumulate in the Participant's Account and shall be added to fractional Units held in such Account to create whole Units. Nothing contained in this Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6. EVENTS REQUIRING REDEMPTION OF UNITS

  The Company shall redeem Units credited to a Participant's Account only at the times and in the manner prescribed by the further terms of this Section 6. To determine the total amount to be paid, all redemptions shall be made by providing a number of shares of Common Stock equal to the number of Units being redeemed; provided, however, that any fractional Units credited to a Participant's Account shall be paid in cash in an amount equal to the Unit Value of such fractional Unit.

  6.01 Death. In the event a Participant dies, the Company shall redeem all of the Units then credited to the Participant's Account. Any such redemption shall be paid to the Participant's Beneficiary in the form of Common Stock.

  6.02 Separation from Service. In the event a Participant Separates from Service, the Company shall redeem all of the Units then credited to the Participant's Account as soon as practicable following such Separation from Service. Any such redemption shall be paid in the form of Common Stock. A Participant may elect to defer receipt of such payment until such Participant attains a specified age, not to exceed age sixty-five (65). In addition, a Participant may elect to receive such payment in (i) a single distribution or
(ii) annual or quarterly installments over a period not to exceed ten (10) years. Both such elections made hereunder must be made no later than September 30th of the calendar year preceding the year of Separation from Service. Dividend Equivalents will be credited to such Participant's Account in accordance with Section 5 until the full amount of the Participant's Account has been distributed. Each installment payment shall be calculated by dividing the Participant's total Account balance as of such payment date by the number of payments remaining in the installment period.

  6.03 Change of Control. Unless otherwise provided by the Committee, in the event of a Change of Control of the Company, the Company shall redeem all of the Units then credited to the Participant's Account. Any such redemption shall be made in the form of cash. The amount paid shall equal the product of the number of Units being redeemed multiplied by the then Unit Value. A Participant may elect to defer receipt of such payment until such Participant attains a specified age, not to exceed age sixty-five (65). In addition, a Participant may elect to receive such payment in (i) a single distribution or
(ii) annual or quarterly installments over a period not to exceed ten (10) years. Both such elections made hereunder must be made no later than September 30th of the calendar year preceding the year of the Change of Control.

7. RETAINER AWARDS

  7.01 Annual Grants. The Committee is authorized, subject to limitations under applicable law, to grant to any Participant awards of Common Stock in lieu of a portion of their annual retainer. Unless otherwise determined by the Committee, the number of shares of Common Stock to be paid to Directors annually under this Section 7.01 will be equal to (i) the amount by which the annual retainer at the rates then in effect exceeds $18,500 divided by (ii) the Fair Market Value of the Common Stock as of the first day of the Plan Year. The shares of Common Stock to be paid pursuant to this section will become due on the date of the first meeting of the Board of Directors during the Plan Year. No fractional shares of Common Stock will be granted; instead, the amount remaining will be paid to the Participant in cash. As promptly as practicable, the Company will issue to the Participant shares of Common Stock registered in the name of the Participant (or, if directed by the Participant, in joint names of the Participant and his or her spouse). Any Participant who commences service during the Plan Year shall receive a pro-rata share of the annual retainer, the same proportion of which will be paid in Common Stock as was paid to a Director serving a full Plan Year, determined based on the number of calendar quarters during the Plan Year that the Participant is expected to serve as a Director.

  7.02 Deferral of Retainers and Meeting Attendance Fees. A Participant may elect, no later than the end of the calendar year preceding the calendar year of payment to convert all or any part of (i) the cash portion of the annual retainer, (ii) Committee Chair annual retainer, and (iii) meeting attendance fees, into Units under this Plan, payable in accordance with the terms of the Plan. Dividend Equivalents will be credited and Units will be awarded to such Participant's Account in accordance with the provisions of Section 5.03 during such deferral period.

8. MISCELLANEOUS

  8.01 Transferability. No Unit awarded under this Plan shall be transferred, assigned, pledged or encumbered by the Participant, and a Unit may be redeemed during the lifetime of a Participant only from such Participant.

  8.02 No Rights as Shareholder. No Participant shall have any rights as a shareholder of the Company, including the right to any cash dividends, or the right to vote, as a result of the grant to the Participant, or the Participant's holding of, any Units.

  8.03 Adjustment Upon Acquisitions, Dispositions or other Events not in the Ordinary Course of Business. Notwithstanding anything herein to the contrary, if the Company's financial performance is affected by any event that is of a non-recurring nature including an acquisition or disposition of the assets or stock of a business, the Committee, in its sole discretion, may make such adjustments in the number of Units or the Unit Value of each Unit for the then current Plan Year as it shall determine to be equitable and appropriate in order to make the value of each Unit, as nearly as may be practicable, equivalent to the value of the Unit immediately prior to such event.

  8.04 No Rights to Service. Nothing in this Plan, and no action taken pursuant hereto, shall affect the Participant's term of service as a Director.

  8.05 Notices. Any notice hereunder to be given to the Company shall be in writing and shall be delivered in person to the Secretary of the Company, or shall be sent by registered mail, return receipt requested, to the Secretary of the Company at the Company's executive offices, and any notice hereunder to be given to the Participant shall be in writing and shall be delivered in person to the Participant, or shall be sent by registered mail, return receipt requested, to the Participant at his last address as shown in the employment records of the Company. Any notice duly mailed in accordance with the preceding sentence shall be deemed given on the date postmarked.

  8.06 Termination and Amendment of the Plan/Modification of Units. The Plan may be terminated, modified or amended by the Committee at any time, except with respect to any Units then outstanding under the Plan; provided, however, that the Committee may accelerate the redemption of any Units then outstanding as if a redemption were then being made under Section 6.

  8.07 Miscellaneous.

    (a) If the Company shall find that any person to whom any payment is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Company to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Company may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Plan.

    (b) This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participant and his heirs, executors, administrators and legal representatives.

    (c) This Plan shall be construed in accordance with, and governed by, the law of the Commonwealth of Pennsylvania.

  8.08 Shareholder Approval. This Plan shall be effective on the Effective Date, subject to the approval by a majority of the shareholders of the Company at the next annual meeting following the Effective Date.

                                                                        ANNEX B

                                UGI CORPORATION

                1997 STOCK OPTION AND DIVIDEND EQUIVALENT PLAN

1. PURPOSE AND DESIGN

  The purpose of this Plan is to assist the Company in securing and retaining key corporate executives of outstanding ability, who are in a position to significantly participate in the development and implementation of the Company's strategic plans and thereby contribute materially to the long-term growth, development and profitability of the Company, by affording them an opportunity to purchase its Stock under options. The Plan is designed to align directly long-term executive compensation with tangible, direct and identifiable benefits realized by the Company's shareholders.

2. DEFINITIONS

  Whenever used in this Plan, the following terms will have the respective meanings set forth below:

  2.01 "Board" means UGI's Board of Directors as constituted from time to time, provided that whenever in this Plan Board approval is required, such approval shall require the affirmative vote of a majority of members of the Board who are not participants in the Plan.

  2.02 "Committee" means the Compensation and Management Development Committee of the Board or its successor.

  2.03 "Company" means UGI Corporation, a Pennsylvania corporation, any successor thereto and any Subsidiary which adopts this plan, with the approval of the Committee, by executing a participation and joinder agreement.

  2.04 "Comparison Group" means the group determined by the Committee (no later than ninety (90) days after the commencement of the Performance Period) consisting of the Company and such other companies deemed by the Committee (in its sole discretion) to be reasonably comparable to the Company and set forth in Exhibit 1.

  2.05 "Date of Grant" means the date the Committee makes an Option grant.

  2.06 "Dividend Equivalent" means an amount determined by multiplying the number of shares of Stock subject to an Option on the Date of Grant (whether or not the Option is ever exercised with respect to any or all shares of Stock subject thereto) by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend payment date.

  2.07 "Employee" means a regular full-time salaried employee (including officers and directors who are also employees) of the Company.

  2.08 "Fair Market Value" of Stock means the average, rounded to the next highest one-eighth of a point (.125), of the highest and lowest sales prices thereof on the New York Stock Exchange on the day on which Fair Market Value is being determined, as reported on the Composite Tape for transactions on the New York Stock Exchange; provided, however, in the case of a cashless exercise pursuant to Section 7.4(iv), the Fair Market Value shall be the actual sale price of the shares issued upon exercise of the Option. In the event that there are no Stock transactions on the New York Stock Exchange on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Stock transactions on that exchange.

  2.09 "Option" means the right to purchase Stock pursuant to the relevant provisions of this Plan at the Option Price for a specified period of time, not to exceed ten years from the Date of Grant, which period of time shall be subject to earlier termination prior to exercise in accordance with Sections 11, 12 and 13 of this Plan.

  2.10 "Option Price" means an amount per share of Stock purchasable under an Option designated by the Committee on the Date of Grant of an Option to be payable upon exercise of such Option. The Option Price shall not be less than 100% of the Fair Market Value of the Stock determined on the Date of Grant.

  2.11 "Participant" means an Employee designated by the Committee to participate in the Plan; provided, however, that no Employee who is not then a Participant in the Plan may be designated by the Committee to participate in the Plan at any time during the last full year of a Performance Period.

  2.12 "Performance Period" means a period selected by the Committee over which the total return realizable by a shareholder of the Company on a share of Stock is compared to that realizable by shareholders of companies in the Comparison Group in accordance with Section 8.2 of the Plan in order to determine whether Dividend Equivalents associated with an Option will be payable to a Participant.

  2.13 "Stock" means the Common Stock of UGI or such other securities of UGI as may be substituted for Stock or such other securities pursuant to Section 14.

  2.14 "Subsidiary" means any corporation or partnership, at least 20% of the outstanding voting stock, voting power or partnership interest of which is owned respectively, directly or indirectly, by the Company.

  2.15 "Termination without Cause" means termination for the convenience of the Company for any reason other than (i) misappropriation of funds, (ii) habitual insobriety or substance abuse, (iii) conviction of a crime involving moral turpitude, or (iv) gross negligence in the performance of duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company.

  2.16 "UGI" means UGI Corporation, a Pennsylvania corporation or any successor thereto.

3. NUMBER AND SOURCE OF SHARES AVAILABLE FOR OPTIONS--MAXIMUM ALLOTMENT

  The number of shares of Stock which may be made the subject of Options under this Plan at any one time may not exceed 1,500,000 in the aggregate, including shares acquired by Participants through exercise of Options under this Plan, subject, however, to the adjustment provisions of Section 14 below. The maximum number of shares of Stock which may be the subject of grants to any one individual in any calendar year shall be 300,000. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option will again be available for the purposes of the Plan. Shares which are the subject of Options may be previously issued and outstanding shares of the Stock reacquired by the Company and held in its treasury, or may be authorized but unissued shares of Stock, or may be partly of each.

4. DURATION OF THE PLAN

  The Plan will remain in effect until all Stock subject to it has been purchased pursuant to the exercise of Options or all such Options have terminated without exercise. Notwithstanding the foregoing, no Option may be granted after December 31, 2006.

5. ADMINISTRATION

  The Plan will be administered by the Committee. Subject to the express provisions of the Plan, the Committee will have authority, in its complete discretion, to determine the Employees to whom, and the time or times at which, Options will be granted, the number of shares to be subject to each Option, the Option Price to be paid for the shares upon the exercise of each Option, and the period within which each Option may be exercised. In making such determinations, the Committee may take into account the nature of the services rendered by an Employee, the present and potential contributions of the Employee to the Company's success and such other factors as the Committee in its discretion deems relevant. Subject to the express provisions of the Plan, the Committee will also have authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements required by Section 7.2 of the Plan (which need not be identical), and to make all other determinations (including factual determinations) necessary or advisable for the orderly administration of the Plan. It is the intent of the Company that the Plan should comply in all applicable respects with Rule 16b-3 under the Exchange Act so that transactions relating to any Option and Dividend Equivalents granted to a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3. Accordingly, if any provision of the Plan or any agreement relating to an Option does not comply with the requirements of Rule 16b-3 as then applicable to any such Participant, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Participant. Any other provision of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board (unless the context shall otherwise require).

6. ELIGIBILITY

  Options may be granted only to Employees (including directors who are also Employees of the Company) who, in the sole judgment of the Committee, are designated by the Committee as individuals who are in a position to significantly participate in the development and implementation of the Company's strategic plans and thereby contribute materially to the continued growth and development of the Company and to its future financial success.

7. OPTIONS

  7.1 Grant of Options. Subject to the provisions of Sections 2.11 and 3, Options may be granted to Participants at any time and from time to time as may be determined by the Committee. The Committee will have complete discretion in determining the number of Options granted to each Participant and the number of shares of Stock subject to such Options.

  7.2 Option Agreement. As determined by the Committee on the Date of Grant, each Option will be evidenced by a stock option agreement (substantially in the form included in Exhibit 2 attached hereto) that shall, among other things, specify the Date of Grant, the Option Price, the duration of the Option and the number of shares of Stock to which the Option pertains.

  7.3 Exercise and Vesting.

    (a) Except as otherwise specified by the Committee, an Option shall be fully and immediately exercisable on the Date of Grant. Notwithstanding the foregoing, in the event that any such Options are not by their terms immediately exercisable, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. No Option shall be exercisable on or after the tenth anniversary of the Date of Grant.

    (b) Except as otherwise specified by the Committee, in the event that a Participant holding an Option ceases to be an Employee, the Option held by such Participant shall be exercisable only with respect to that number of shares of Stock with respect to which it is already exercisable on the date such Participant ceases to be an Employee. However, if a Participant holding an Option ceases to be an Employee by reason of (i) a retirement under the Company's retirement plan, (ii) Termination without Cause, (iii) disability, or (iv) death, the Option held by any such Participant shall thereafter become immediately exercisable with respect to the total number of shares of Stock available under such Option and shall remain exercisable until the earlier of the expiration date of the Option or the expiration of the thirteen (13) month period following the date of such cessation of employment.

    (c) Notwithstanding the foregoing, in the event of any merger or consolidation of any other corporation with or into UGI, or the sale of all or substantially all of the assets of UGI or an offer to purchase made by a party other than UGI to all shareholders of UGI for all or any substantial portion of the outstanding Stock, a Participant shall be permitted to exercise all outstanding Options (to the extent not otherwise exercisable by their terms) prior to the effective date of any such merger, consolidation or sale or the expiration of any such offer to purchase, unless otherwise determined by the Committee, no later than thirty (30) days prior to the effective date of such transaction or the expiration of such offer.

    (d) Notwithstanding anything contained in this Section 7.3 with respect to the number of shares of Stock subject to an Option with respect to which such Option is or is to become exercisable, no Option, to the extent that it has not previously been exercised, shall be exercisable after it has terminated, including without limitation, after any termination of such Option pursuant to Sections 11, 12 and 13 hereof.

  7.4 Payment. The Option Price upon exercise of any Option shall be payable to the Company in full (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock already beneficially owned by the Participant for more than one year and having a Fair Market Value at the time of exercise equal to the total Option Price, (iii) by applying Dividend Equivalents payable to the Participant in accordance with Section 8 of the Plan in an amount equal to the total Option Price, (iv) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (v) by such other method as the Committee may approve, or (vi) by a combination of (i), (ii), (iii), (iv) and/or (v). The cash proceeds from such payment will be added to the general funds of the Company and shall be used for its general corporate purposes. Any shares of Stock tendered to UGI in payment of the Option Price will be added by UGI to its Treasury Stock to be used for its general corporate purposes.

8. DIVIDEND EQUIVALENTS

  8.1 Amount of Dividend Equivalents Credited. From the Date of Grant of an Option to a Participant (or, in the case of an Option granted after the date of commencement of a Performance Period to a new Participant or to a Participant with changed responsibilities, in which event, from such date not earlier than the date of commencement of the Performance Period as is designated by the Committee) until the earlier of (i) the end of the applicable Performance Period or (ii) the date of disability, death or termination of employment for any reason (including retirement), of a Participant, the Company shall keep records for such Participant ("Account") and shall credit on each payment date for the payment of a dividend made by UGI on its Stock an amount equal to the Dividend Equivalent associated with such Option. Notwithstanding the foregoing, a Participant may not accrue during any calendar year Dividend Equivalents in excess of $1,000,000. Except as set forth in Section 8.5 below, no interest shall be credited to any such Account.

  8.2 Payment of Credited Dividend Equivalents. The Committee will determine (no later than ninety (90) days after the commencement of the Performance Period) and set forth on Exhibit 1 measurable criteria pursuant to which the total return realizable by a shareholder of the Company on a share of Stock over the applicable Performance Period can be compared to that realizable over the same Performance Period by shareholders of the Comparison Group. The extent to which a Participant receives payment of the Dividend Equivalents associated with an Option and recorded in his Account during any particular Performance Period shall be determined by comparing (through use of the selected measurable criteria) the aforementioned total return realizable by a shareholder of the Company to that realizable by shareholders of the Comparison Group. Payments shall be made after the end of the applicable Performance Period according to the following table (with results falling between table values being interpolated):

      PERCENT OF COMPANIES IN COMPARISON GROUP
      HAVING TOTAL RETURN TO SHAREHOLDERS                  PERCENT OF DIVIDEND
      LESS THAN THAT TO COMPANY'S SHAREHOLDERS             EQUIVALENTS PAYABLE
      ----------------------------------------             -------------------
      100.................................................         200
      75..................................................         150
      50..................................................          75
      less than 50........................................           0

  8.3 Timing of Payment of Dividend Equivalents.

    (a) Except as otherwise determined by the Committee, in the event of the
  (i) termination of an Option prior to exercise pursuant to Sections 11, 12 or 13 hereof, or (ii) acceleration of the exercise date of an Option pursuant to Section 7.3 hereof, in either case prior to the end of the applicable Performance Period, no payments of Dividend Equivalents associated with any Option shall be made (A) prior to the end of the applicable Performance Period and (B) to any Participant whose employment by the Company terminates prior to the end of the applicable Performance Period for any reason other than retirement under the Company's retirement plan, death, disability or Termination without Cause. As soon as practicable after the end of such Performance Period, the Committee will certify and announce the results for each Performance Period prior to any payment of Dividend Equivalents and unless a Participant shall have made an election under Section 8.6 to defer receipt of any portion of such amount, a Participant shall receive the aggregate amount of Dividend Equivalents payable to him.

    (b) Notwithstanding anything to the contrary in this Section 8.3, unless a payment of Dividend Equivalents associated with an Option is being made upon full exercise or termination of such Option, no Dividend Equivalents shall be paid (either at the end of the applicable Performance Period or on a date such Dividend Equivalents are scheduled to be paid pursuant to a deferral election) if the average Fair Market Value of Stock for a period of thirty (30) consecutive business days immediately preceding the end of the applicable Performance Period or the date such deferred payment is scheduled to be made (as the case may be) is less than the exercise price of the Option to which such Dividend Equivalents were associated, and such payment shall instead be made at the earlier of (i) such time as the average Fair Market Value of Stock over a period of ninety (90) consecutive business days thereafter exceeds the exercise price of such Option, or (ii) the termination or expiration date of such Option.

  8.4 Form of Payment for Dividend Equivalents. The Committee shall have the sole discretion to determine whether the Company's obligation in respect of payment of Dividend Equivalents shall be paid solely in credits to be applied toward payment of the Option Price, solely in cash or partly in such credits and partly in cash.

  8.5 Interest on Dividend Equivalents. From a date which is thirty (30) days after the end of the applicable Performance Period until the date that all Dividend Equivalents associated with such

Option and payable to a Participant are paid to such Participant, the Account maintained by the Company in its books and records with respect to such Dividend Equivalents shall be credited with interest at a market rate determined by the Committee.

  8.6 Deferral of Dividend Equivalents. A Participant shall have the right to defer receipt of any Dividend Equivalent payments associated with an Option if he shall elect to do so on or prior to December 31 of the year preceding the beginning of the last full year of the applicable Performance Period (or such other time as the Committee shall determine is appropriate to make such deferral effective under the applicable requirements of federal tax laws). The terms and conditions of any such deferral (including the period of time thereof) shall be subject to approval by the Committee and all deferrals shall be made on a form provided a Participant for this purpose.

9. WRITTEN NOTICE, ISSUANCE OF STOCK, SHAREHOLDER PRIVILEGES AND PARTIAL
EXERCISE

  9.1 Written Notice. A Participant wishing to exercise an Option must give written notice to the Company in the form and manner prescribed by the Committee, indicating the date of award, the number of shares as to which the Option is being exercised, and such other information as may be required by the Committee. Full payment for the shares pursuant to the Option must be received by the close of business on the day the Option is exercised. Except as provided in Sections 11, 12 and 13, no Option may be exercised at any time unless the Participant is then an Employee of the Company.

  9.2 Issuance of Stock. As soon as practicable after the receipt of written notice and payment, the Company will, without stock transfer taxes to the Participant or to any other person entitled to exercise an Option pursuant to this Plan, deliver to, or credit electronically on behalf of, the Participant, the Participant's designee or such other person the requisite number of shares of Stock.

  9.3 Privileges of a Shareholder. A Participant or any other person entitled to exercise an Option under this Plan will have no rights as a shareholder with respect to any Stock covered by the Option until the due exercise of the Option and issuance of such Stock.

  9.4 Partial Exercise. An Option granted under this Plan may be exercised as to any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option will not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining shares subject to the Option.

10. NON-TRANSFERABILITY OF OPTIONS

  No Option, rights to Dividend Equivalents or other rights granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Participant, only by the Participant. Notwithstanding the foregoing, the Committee may provide that a Participant may transfer Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

11. TERMINATION OF EMPLOYMENT (OTHER THAN BY REASON OF DEATH OR DISABILITY)

  Each Option, to the extent that it has not previously been exercised, will terminate when the Participant holding such Option (while living) ceases to be an Employee of the Company, unless such cessation of employment is (i) on account of a Termination without Cause, or (ii) a retirement under the Company's retirement plan, in either of which events the Option shall be fully and immediately exercisable (to the extent not otherwise exercisable by its terms) and will terminate upon the earlier of the expiration date of the Option or the expiration of the thirteen (13) month period following the date of such cessation of employment. The Committee will have authority to determine whether an authorized leave of absence or absence on military or governmental service will constitute a termination of employment for the purposes of this Plan. The Committee shall have sole discretion to determine the effect of any change in the duties and responsibilities of a Participant while that Participant continues to be an Employee of the Company on Options granted under this Plan which are not then exercisable and on Dividend Equivalents not then payable under Section 8.3 of the Plan.

12. DISABILITY

  If a Participant is determined to be "disabled" (as defined under the Company's long-term disability plan), the Option theretofore granted to such Participant shall be fully and immediately exercisable (to the extent not otherwise exercisable by its terms) at any time prior to the earlier of the expiration date of the Option or the expiration of the thirteen (13) month period following the date of such determination.

13. DEATH OF PARTICIPANT

  In the event of the death of a Participant while employed by the Company, the Option theretofore granted to such Participant shall be fully and immediately exercisable (to the extent not otherwise exercisable by its terms) at any time prior to the earlier of the expiration date of the Option or the expiration of the thirteen (13) month period following the Participant's death. Death of a Participant after such Participant has ceased to be employed by the Company will not affect the otherwise applicable period for exercise of the Option determined pursuant to Section 11 or 12. Such Option may be exercised by the estate of the Participant or by any person to whom the Participant may have bequeathed the Option or whom the Participant may have designated to exercise the same under the Participant's last will, or by the Participant's personal representatives if the Participant has died intestate.

14. ADJUSTMENT OF NUMBER AND PRICE OF SHARES, ETC.

  Notwithstanding anything to the contrary in this Plan, in the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of UGI, stock split or reverse split, extraordinary dividend, liquidation, dissolution, significant corporate transaction (whether relating to assets or stock) involving UGI, or other extraordinary transaction or event affects Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee may, in a manner that is equitable, adjust (i) any or all of the number or kind of shares of Stock reserved for issuance under the Plan,
(ii) the maximum number of shares of Stock which may be the subject of grants to any one individual in any calendar year, (iii) the number or kind of shares of Stock to be subject to Options thereafter granted under the Plan, (iv) the number and kind of shares of Stock issuable upon exercise of outstanding Options, (v) the Option Price per share thereof, and/or (vi) the terms and conditions applicable to Dividend Equivalents, provided that the number of shares subject to any Option will always be a whole number. Any such determination of adjustments by the Committee will be conclusive for all purposes of the Plan and of each Option, whether a stock option agreement with respect to a particular Option has been theretofore or is thereafter executed.

15. LIMITATION OF RIGHTS

  Nothing contained in this Plan shall be construed to give an Employee any right to be granted an Option except as may be authorized in the discretion of the Committee. The granting of an Option under this Plan shall not constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will employ a Participant for any specified period of time, in any specific position or at any particular rate of remuneration.

16. AMENDMENT OR TERMINATION OF PLAN

  Subject to Board approval, the Committee may at any time, and from time to time, alter, amend, suspend or terminate this Plan without the consent of the Company's shareholders or Participants, except that any such alteration, amendment, suspension or termination shall be subject to the approval of the Company's shareholders within one year after such Committee and Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock is then listed or quoted, or if the Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable. No termination or amendment of this Plan may, without the consent of the Participant to whom any Option has previously been granted, adversely affect the rights of such Participant under such Option, including the Dividend Equivalents associated with such Option. Notwithstanding the foregoing, the Committee may make minor amendments to this Plan which do not materially affect the rights of Participants or significantly increase the cost to the Company.

17. TAX WITHHOLDING

  Upon exercise of any Option under this Plan, the Company will require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. However, to the extent authorized by rules and regulations of the Committee, the Company may withhold or receive Stock and make cash payments in respect thereof in satisfaction of a recipient's tax obligations, including tax obligations in excess of mandatory withholding requirements.

18. GOVERNMENTAL APPROVAL

  Each Option will be subject to the requirement that if at any time the listing, registration or qualification of the shares covered thereby upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares thereunder, no such Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

19. EFFECTIVE DATE OF PLAN

  This Plan will become effective as of December 10, 1996, subject to ratification by the Company's shareholders prior to December 10, 1997.

20. SUCCESSORS

  This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participant and his heirs, executors, administrators and legal representatives.

21. GOVERNING LAW

  The validity, construction, interpretation and effect of the Plan and option agreements issued under the Plan shall be governed exclusively by and determined in accordance with the law of the Commonwealth of Pennsylvania.

                                                                      EXHIBIT 1

1. PERFORMANCE PERIOD

  January 1, 1997 to December 31, 1999.

2. COMPARISON GROUP

  American Electric Power Company, Inc.     NICOR, Inc.
  Baltimore Gas & Electric Company          Noram Energy Corporation
  Carolina Power & Light Company            Northern States Power Company
  Central & South West Corporation          Ohio Edison Company
  Cinergy Corporation                       ONEOK, Inc.
  Coastal Corporation                       Pacific Enterprises
  Columbia Gas System, Inc.                 Pacific Gas & Electric Company
  Consolidated Edison Co. of N.Y., Inc.     Pacificorp
  Consolidated Natural Gas Company          PanEnergy Corp.
  Dominion Resources, Inc.                  PECO Energy Company
  DTE Energy Company                        Peoples Energy Corporation
  Duke Power Company                        PP&L Resources, Inc.
  Eastern Enterprises                       Public Service Enterprise Group,
  Edison International                      Inc.
  Enron Corporation                         Sonat, Inc.
  Entergy Corporation                       Southern Company
  FPL Group, Inc.                           Texas Utilities Company
  GPU, Inc.                                 Unicom Corporation
  Houston Industries, Inc.                  Union Electric Company
  Niagara Mohawk Power Corporation          The Williams Companies, Inc.

3. COMPARISON CRITERIA

  For purposes of the Plan, "Total Return" is the change in the market value of one share of common stock of each company in the Comparison Group over the Performance Period, plus the amount of dividends paid or the value of other distributions made with respect to such stock, reinvested in the stock, over the same period.

  The initial market value of each share of common stock to be measured during the Performance Period (January 1, 1997 through December 31, 1999) will be the average of the closing prices of each such stock on the New York Stock Exchange Composite Tape for all trading days during the three calendar months prior to the commencement of the Performance Period.

  The final market value of each share of common stock to be measured will be the average of the closing prices for such stock on the New York Stock Exchange Composite Tape for all trading days during the final three months of the Performance Period.

                                                                      EXHIBIT 2

                                UGI CORPORATION

                1997 STOCK OPTION AND DIVIDEND EQUIVALENT PLAN
                            STOCK OPTION AGREEMENT

  This Stock Option Agreement is dated as of          [date of grant]. The
parties are UGI Corporation, a Pennsylvania corporation ("UGI"), and
    ("Employee"), an employee of UGI or a Subsidiary of UGI (collectively
referred to as the "Company"), residing at                        .

  In consideration of the mutual agreements set forth below and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound by this Agreement, the Company and Employee agree as follows:

  1. INCORPORATION OF PLAN BY REFERENCE. This Stock Option Agreement evidences the grant of an Option to Employee under the Company's 1997 Stock Option and Dividend Equivalent Plan (the "Plan"), a copy of which is attached hereto. All of the terms, conditions, and other provisions of the Plan are hereby incorporated by reference into this Stock Option Agreement (the "Agreement"). Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

  2. GRANT OF OPTION AND DIVIDEND EQUIVALENTS.

    (a) Option. UGI hereby confirms the grant to Employee as of the date hereof of a non-qualified stock option to purchase all or any part of an
  aggregate of      shares of its Stock at the Option Price of $     per
  share, subject to all the terms and conditions set forth in this Agreement and in the Plan (the "Option"). The Option granted hereunder is not intended to constitute an incentive stock option within the meaning of
  Section 422 of the Internal Revenue Code of 1986, as amended. The terms of the Option are subject to adjustment in certain circumstances, as provided in the Plan. The Employee shall be required to pay no consideration for the grant of the Option, except for his or her other agreements set forth herein.

    (b) Dividend Equivalents. UGI hereby confirms that, in connection with the grant of the Option, Employee is entitled to the crediting of Dividend Equivalents in accordance with Section 8 of the Plan (subject to all conditions, including the risk of forfeiture, set forth in Section 8 of the
  Plan). The Performance Period with respect to such Dividend Equivalents
  shall begin on      , 19  and end on      , 19 . The exercise of any
  portion of the Option prior to expiration of the Performance Period will not result in the forfeiture of Dividend Equivalents credited with respect to such portion of the Option.

  3. VESTING AND TERMINATION OF OPTION.

    (a) Vesting Schedule. The Option shall be exercisable with respect to of the total number of shares of Stock subject to the Option on
         . The Option may be exercised in whole or in part and from time to time, and any partial exercise of the Option for less than the full number of shares underlying the Option or as to which the Option is then exercisable will not affect Employee's right to exercise the Option from time to time in accordance with this Agreement as to the remaining shares.

    (b) Acceleration of Vesting. The provisions of Section 3(a) above notwithstanding, the exercisability of the Option may accelerate in accordance with Section 7.3 of the Plan.

    (c) Expiration of Option. The Option, to the extent it has not been
  previously exercised, shall expire at 5:00 p.m. (Eastern Time) on      ,
  20 , unless earlier terminated in accordance with the terms of the Plan.

  4. EXERCISE AND PAYMENT.

    (a) Notice of Exercise and Payment of Purchase Price. The Option shall be exercised by the giving of written notice of exercise, in the form attached as Exhibit A-1 (or with appropriate changes if notice is given by a person other than Employee), to the Secretary of UGI, signed by the Employee or other person entitled to exercise the Option (the "Notice") specifying the number of shares to be purchased, the Date of Grant of the Option and the method of payment. The notice shall be accompanied by payment in full of the aggregate Option Price for all such shares being purchased and shall be received by 5:00 p.m. on the day the Notice is delivered to the Secretary of UGI. The Option Price shall be payable to UGI either (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock already beneficially owned by Employee for more than one year and having an aggregate Fair Market Value at the time of exercise equal to the Option Price being paid thereby, (iii) by applying Dividend Equivalents payable to the Participant in accordance with Section 8 of the Plan in an amount equal to the Option Price being paid thereby (if and to the extent such Dividend Equivalents have become payable in the form of credits to be applied toward payment of the Option Price), (iv) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (v) by such other method as the Committee may approve, or (vi) by a combination of (i), (ii), (iii), (iv) and/or (v). Certificates for any shares of Stock so tendered in payment of the Option Price shall be delivered by Employee to UGI in negotiable form, duly endorsed in blank or with separate stock powers attached, and shall be delivered free and clear of all liens, encumbrances, claims and any other charges thereon of any kind.

    (b) Issuance of Stock. Subject to the provisions of Section 6 below, such exercise shall be effective upon receipt by the Secretary of UGI of such written notice and payment, following which the Treasurer shall deliver to, or credit electronically on behalf of, Employee or such other person as may be entitled thereto, within an administratively reasonable time, the purchased shares. UGI agrees to pay all original issue or stock transfer taxes, if any, on the exercise of the Option and all other fees and expenses (other than broker fees) necessarily incurred by it in connection therewith.

    (c) Other Methods of Exercise and Payment. In addition to the method of exercise and payment set forth in Section 4(a) and (b) hereof, the Option may be exercised and payment to UGI made in accordance with any other procedures specified in Plan rules and regulations as may be adopted from time to time by the Committee.

  5. TERMINATION OF EMPLOYMENT. The Option will terminate in accordance with the provisions of the Plan.

  6. GOVERNMENTAL AND OTHER APPROVALS. If at any time the listing, registration or qualification of the shares covered hereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body or other person, is necessary or desirable as a condition of or in connection with the purchase of shares hereunder, the Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to UGI. UGI agrees to use reasonable diligence to obtain any such listing, registration, qualification, consent or approval. If the Option is exercised at a time that the offer and sale of shares to be delivered to Employee is not covered by an effective registration statement under the Securities Act of 1933, as amended, or any applicable state securities law, Employee shall deliver such investment representations as UGI may reasonably require, and certificates representing the shares delivered upon such exercise will bear an

                                     (ii)
appropriate legend and be subject to such stop-transfer orders and other restrictions as may be applicable under such laws and regulations.

  7. NON-TRANSFERABILITY OF OPTION. The Option and rights to Dividend Equivalents shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Employee only by the Employee.

  8. TAX WITHHOLDING. Employee hereby agrees that, upon exercise of the Option, the Company shall be entitled to withhold from Employee's regular salary payments, or to separately receive payment from Employee, of an amount sufficient to satisfy federal, state and local withholding tax requirements. If and to the extent authorized under rules and regulations adopted by the Committee and in effect at the time of the exercise of the Option, Employee may elect to have the Company withhold from the shares to be delivered upon the exercise of the Option, or to deliver to the Company from shares of Stock owned separately by the Employee, a sufficient number of such shares to satisfy the Employee's federal, state, and local withholding tax obligations relating to the Option exercise. In such case, the shares withheld or the shares surrendered will be valued at their Fair Market Value at the time of the exercise of the Option.

  9. MISCELLANEOUS.

    (a) No Right to Employment. The granting or the exercise of the Option shall not constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will employ the Employee for any specific period of time, in any specific position or at any particular rate of remuneration. Nothing herein contained shall affect (i) the Company's right to terminate Employee's services at any time for any reason whatsoever; or (ii) the right of Employee to participate or receive benefits under and in accordance with the provisions of any pension, retirement, insurance or other employee welfare benefit plan or program of the Company.

    (b) Governing Law. The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by and determined in accordance with the laws of the Commonwealth of Pennsylvania. All section headings are for convenience only and shall in no way modify or restrict any of the terms or provisions of this Agreement.

    (c) Binding Effect; Integration. This Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of the Company, but neither this Agreement nor any rights hereunder shall be assignable by Employee. This Agreement (including Plan provisions incorporated by reference herein) constitutes the entire agreement between the parties with respect to the Option, and supersedes any prior agreements or documents (other than the Plan) with respect to such Option. Any amendment, alteration, suspension, discontinuation, or termination of this Agreement must be expressed in a written instrument duly executed in the name and on behalf of the Company and by the Employee.

  IN WITNESS WHEREOF, the parties hereto have duly signed this Agreement as of the date first above written.

                                          UGI Corporation

_________________________________         By: _________________________________
Employee                                      Title:

                                     (iii)

                                                                    EXHIBIT A-1

Corporate Secretary
UGI Corporation
460 North Gulph Road
King of Prussia, PA 19406
Telephone: 610-337-1000
Fax: 610-992-3258

                     NOTICE OF EXERCISE OF STOCK OPTION--

        UGI CORPORATION 1997 STOCK OPTION AND DIVIDEND EQUIVALENT PLAN

  I hereby elect to purchase     shares of Common Stock of UGI Corporation
(the "Shares") at the Option Price of $     per share, in accordance with the
Stock Option Agreement dated as of     , 19 , evidencing the grant to me of an
Option on that date.

  I hereby elect to pay for the Shares as follows (check method(s)):

    [_]in cash; I enclose herewith my check to the order of UGI Corporation
       in the amount of $    ;

    [_]by surrender of     shares of UGI Common Stock owned by me for more
       than one year prior to the date of exercise; I hereby deliver my
       stock certificate(s), numbered    ,    , and    , together with
       stock powers duly executed by me, in accordance with Section 4 of the Stock Option Agreement, in payment for the Shares;

    [_]by surrender of credits of Dividend Equivalents accrued under the
       Plan and applicable toward payment of the Option Price, in the
       amount of $    and/or

    [_]by payment through the following broker _____________________________

      Address _____________________________

      Telephone ___________________________

  This notice of exercise shall be valid only if the tendered consideration is sufficient to pay the entire Option Price for the purchase of the Shares.

  I hereby agree to remit to UGI payment in cash of the full amount of any federal, state and local withholding taxes due in connection with my exercise of the Option.

COMPLETE SECTION A OR SECTION B AS APPLICABLE AND SIGN SECTION C BELOW:

A. Certificates to be registered as follows:

             NAME(S)           SOCIAL SECURITY NUMBER(S)   NUMBER OF SHARES
             -------           -------------------------   ----------------

  ------------------------------------------------------------------------

  ------------------------------------------------------------------------
  ------------------------------------------------------------------------

B. I hereby authorize the Company to issue certificates or effect a book entry to:

  ____________________________________________________________________________

  DTC Participant No. ________________________________________________________

COMPANY TO COMPLETE THE FOLLOWING:

Received by:

UGI Corporation

By: _________________________________     _____________________________________
Name:                                     (Date)
Title:

Fair Market Value of UGI Common Stock on date received: $    .


                                *    *    *    *



C. Signature:

_____________________________________
(Signature of Employee)

_____________________________________
(Street address)

_____________________________________
(City)     (State)    (Zip)

_____________________________________
(Date)

PROXY                                                                      PROXY

                                UGI CORPORATION

                   Proxy Solicited by the Board of Directors

The undersigned hereby appoints Robert C. Forney, James W. Stratton and Lon R. Greenberg, or any of them, with full power of substitution, as proxies to represent and vote all shares of UGI Common Stock of the undersigned, including any shares credited under the UGI Dividend Reinvestment Plan, at the Annual Meeting of Shareholders of UGI Corporation to be held February 25, 1997, and any adjournments thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

                                    (Continued and to be signed on reverse side)



                           . FOLD AND DETACH HERE .

                                                   Annex C    Please mark    [X]
                                                              your votes as
                                                              indicated in
                                                              this example

The Board of Directors recommends that you vote "FOR" Numbers 1,2,3 and 4.

1. ELECTION OF DIRECTORS              J.W. Stratton, R.C. Forney, D.I.J. Wang
                                      R.C. Gozon, C.H. Holley, Q.I. Smith, Jr.,
       FOR            WITHHOLD        S.D. Ban, A. Pol and L.R. Greenberg.
   all nominees       AUTHORITY
 (except as noted) (all nominees)     (INSTRUCTION: To withhold authority to
                                      vote for any individual nominee, strike
       [_]               [_]          a line through the nominee's name in the
                                      list above.)

2. APPROVAL OF UGI CORPORATION               3. APPROVAL OF UGI CORPORATION 1997 STOCK
   DIRECTORS' EQUITY COMPENSATION PLAN.         OPTION AND DIVIDEND EQUIVALENT PLAN.

     FOR  AGAINST  ABSTAIN                           FOR  AGAINST  ABSTAIN
     [_]    [_]      [_]                             [_]    [_]      [_]

4. APPROVAL OF APPOINTMENT OF COOPERS & LYBRAND
   L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

     FOR  AGAINST  ABSTAIN
     [_]    [_]      [_]

                                       When shares are held by joint tenants,
                                       both should sign. When signing as
                                       attorney, executor, administrator,
                                       trustee, or guardian, please give full
                                       title as such. If a corporation, please
                                       sign the full corporate name by duly
                                       authorized officer.


                                       -----------------------------------------
                                       Signature(s)

                                       Dated
                                            ------------------------------------

 ................................................................................
                             FOLD AND DETACH HERE


[LOGO OF UGI CORPORATION APPEARS HERE]

Dear Shareholder:

        Enclosed are materials relating to UGI Corporation's 1997 Annual Meeting of Shareholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

        Your vote is important to us. Please complete, sign and return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                                                Barton D. Whitman
                                                Corporate Secretary


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